FORWARD FUNDS

101 California Street, 16th Floor

San Francisco, California 94111

(800) 999-6809

Tickers
Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Advisor Class	Class Z
Forward Balanced Allocation Fund	ACBIX	ABAAX	AOBAX	N/A	ABAFX	N/A	N/A
Forward Commodity Long/Short Strategy Fund	FCOMX	FCMLX	N/A	N/A	FFCCX	FCMSX	None
Forward Credit Analysis Long/Short Fund	FLSRX	FLSIX	FLSLX	N/A	FLSFX	FLSMX	N/A
Forward Dynamic Income Fund	FDYRX	FDYTX	FDYAX	N/A	FDYCX	FDYMX	N/A
Forward EM Corporate Debt Fund	FFXRX	FFXIX	N/A	N/A	FFXCX	FFXMX	N/A
Forward Emerging Markets Fund	PGERX	PTEMX	N/A	N/A	None	FEMMX	N/A
Forward Frontier Strategy Fund	FRONX	FRNMX	N/A	N/A	N/A	FROMX	None
Forward Global Infrastructure Fund	FGLRX	KGIYX	KGIAX	KGIBX	KGICX	FGIMX	N/A
Forward Growth & Income Allocation Fund	AGIIX	AGWAX	AOIAX	N/A	AGIGX	N/A	N/A
Forward Growth Allocation Fund	AGALX	ACGAX	AOGAX	N/A	AGGGX	N/A	N/A
Forward High Yield Bond Fund	AHBIX	AHBAX	N/A	N/A	AHYIX	N/A	None
Forward Income Builder Fund	AIAIX	AIAAX	AILAX	N/A	AIACX	N/A	N/A
Forward International Dividend Fund	FFINX	FFIEX	FFDAX	N/A	FINCX	FIDMX	N/A
Forward International Real Estate Fund	FFIRX	KIRYX	KIRAX	N/A	KIRCX	FINMX	N/A
Forward International Small Companies Fund	PISRX	PTSCX	N/A	N/A	None	FNSMX	N/A
Forward Investment Grade Fixed-Income Fund	AITIX	AIFIX	N/A	N/A	N/A	N/A	None
Forward Multi-Strategy Fund	ACAIX	AAGRX	AGRRX	N/A	ACAGX	N/A	N/A
Forward Real Estate Fund	FFREX	FPREX	KREAX	N/A	KRECX	N/A	N/A
Forward Real Estate Long/Short Fund	FFSRX	KSRYX	KSRAX	KSRBX	KSRCX	FRLSX	N/A
Forward Select Income Fund	FFSLX	KIFYX	KIFAX	KIFBX	KIFCX	FSIMX	N/A
Forward Select Opportunity Fund	FSORX	FSOTX	FSONX	N/A	FSOCX	FSOMX	N/A
Forward Tactical Growth Fund	FFTGX	FTGWX	FTAGX	N/A	FTGOX	FTGMX	N/A
Forward Total MarketPlus Fund	ACSIX	ASMCX	N/A	N/A	N/A	N/A	None

Statement of Additional Information

Dated January 4, 2016

Forward Funds (“Forward Funds” or the “Trust”) is an open-end management investment company commonly known as a mutual fund. The Trust offers multiple separate series (each a “Fund” and collectively, the “Funds”). There is no assurance that any of the Funds will achieve its objective.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the Funds, dated January 4, 2016, which have been filed with the U.S. Securities and Exchange Commission (“SEC”). The audited financial statements of each of the Funds for the fiscal periods ending December 31, 2014, including the notes thereto, as filed with the SEC on March 6, 2015 with the Trust’s annual report, are hereby incorporated by reference into and deemed to be part of this SAI. Additionally, the unaudited financial statements of each of the Funds for the fiscal period ending June 30, 2015, including the notes thereto, as filed with the SEC on September 4, 2015 with the Trust’s semi-annual report, are hereby incorporated by reference into and deemed a part of this SAI. Copies of each prospectus and shareholder reports can be obtained free of charge by contacting the Funds’ transfer agent at (800) 999-6809.

ORGANIZATION OF FORWARD FUNDS

The Trust is an open-end management investment company, commonly known as a mutual fund. The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005.

Prior to January 20, 2009, the Forward Real Estate Fund was named the Forward Progressive Real Estate Fund. Prior to May 1, 2011, the Forward Frontier Strategy Fund was named the Forward Frontier MarketStrat Fund, and prior to September 20, 2010, it was named the Forward Frontier Markets Fund. Prior to May 1, 2011, the Forward Credit Analysis Long/Short Fund was named the Forward Long/Short Credit Analysis Fund. Prior to May 1, 2011, the Forward EM Corporate Debt Fund was named the Forward International Fixed Income Fund. Prior to May 1, 2013, the Forward Total MarketPlus Fund was named the Forward Extended MarketPlus Fund, and prior to May 1, 2011, it was named the Forward SMIDPlus Fund, and prior to September 20, 2010, it was named the Forward Small to Mid Cap Fund. Prior to May 1, 2012, the Forward Income Builder Fund was named the Forward Income Allocation Fund. Prior to December 3, 2012, the Forward Multi-Strategy Fund was named the Forward Aggressive Growth Allocation Fund. Prior to December 23, 2013, the Forward Select Opportunity Fund was named the Forward Select Income Opportunity Fund.

The Forward Select Income Fund, Forward Real Estate Long/Short Fund, Forward Global Infrastructure Fund, and Forward International Real Estate Fund are successors to the Kensington Select Income Fund, Kensington Strategic Realty Fund, Kensington Global Infrastructure Fund, and Kensington International Real Estate Fund (each a “Predecessor Kensington Fund” and collectively, the “Predecessor Kensington Funds”), respectively. The Predecessor Kensington Funds were series of a separate legal entity called The Kensington Funds (the “Predecessor Kensington Trust”), which were reorganized into the Trust effective June 12, 2009. Any reference in this SAI to performance information, financial highlights, events that occurred or payments that were made prior to June 12, 2009 for any of these Funds refers to the Predecessor Kensington Funds or Predecessor Kensington Trust. Prior to May 1, 2011, the Forward Real Estate Long/Short Fund was named the Forward Strategic Realty Fund.

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share.

Forward Funds offers Investor Class, Institutional Class, Class A, Class B, Class C, Advisor Class, and Class Z shares.

The Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward International Real Estate Fund, Forward Real Estate Fund, and Forward Select Opportunity Fund have each elected to qualify as a non-diversified series of the Trust. Each of the other Funds has elected to qualify as a diversified series of the Trust.

The Forward Funds and the registered investment companies managed by Salient Advisors, L.P. and Salient Capital Advisors, LLC (the “Salient Funds”) are related investment companies. Further integration of the Forward Funds and the Salient Funds will occur in the future.

The Board of Trustees may establish additional funds and classes of shares at any time in the future without shareholder approval. Holders of shares of the Funds have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

MANAGEMENT OF THE FUNDS

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently twelve Trustees, ten of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee” and together, the “Independent Trustees”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

INDEPENDENT TRUSTEES:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Year of Birth: 1947	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); Director of PCG Asset Management, a private equity investment advisor (2001 to 2011); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	27	Trustee, Salient MF Trust (four funds) (since 2015); Chairman and Director of SIFE Trust Fund (1978 to 2001).

Cecilia H. Herbert Year of Birth: 1949	Trustee, Nominating Committee Chairperson	Since 2009+	Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Trustee, The Thacher School (2002 to 2011); Trustee, WNET, the public media company of New York (since 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	27	Trustee, Salient MF Trust (four funds) (since 2015); Director, iShares Inc. (since 2005); and iShares MSCI Russia Capped ETF, Inc. (since 2010), and Trustee, iShares Trust (since 2005) and iShares U.S. ETF Trust (since 2011) (collectively, 335 funds); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee***
Julie Allecta Year of Birth: 1946	Trustee, Audit Committee Chairperson	Since 2012+	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Governing Council, Independent Directors Council (since 2014); Vice President and Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (2009 to 2014); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014).	27	Trustee, Salient MF Trust (four funds) (since 2015); Trustee, Litman Gregory Funds Trust (four funds) (since 2013).

A. John Gambs Year of Birth: 1945	Trustee	Since 2012+	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (since 2011); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	30	Trustee, Salient MF Trust (four funds) (since 2015).

Karin B. Bonding, CFA Year of Birth: 1939	Trustee	Since 2015+	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) (since 1996).	30	Salient MF Trust (four funds) (since 2012); The Endowment Funds (five funds) (since 2010); Salient MLP & Energy Infrastructure Fund (2011 to 2014); Salient Midstream & MLP Fund (since 2012); Salient Alternative Strategies Funds (two funds) (since 2010); Brandes Investment Trust (2006 to 2012); Credit Suisse Alternative Capital Funds (2005 to 2010).

Jonathan P. Carroll Year of Birth: 1961	Trustee	Since 2015+	President, Lazarus Capital LLC (holding company) (since 2006); President, Lazarus Energy Holdings, LLC (holding company) (since 2006); President and Chief Executive Officer, Blue Dolphin Energy Company (since 2012); private investor (since 1995).	30	Salient MF Trust (four funds) (since 2012); The Endowment Funds (five funds) (since 2004); The PMF Funds (three funds) (since 2014); Salient MLP & Energy Infrastructure Fund (2011 to 2014); Salient Midstream & MLP Fund (since 2012); Salient Alternative Strategies Funds (two funds) (since 2010); LRR Energy, L.P. (energy company) (since 2014); Blue Dolphin Energy Company (energy company) (since 2014).

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee***
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee	Since 2015+	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996); Member, Board of Directors, National Math and Science Initiative (since 2008); Member, Board of Directors, The Space Agency (since 2008); Member, Board of Directors, Communities in Schools (since 2007); Member, Board of Directors, American Telemedicine Association (since 2007); Director, U.S. Physical Therapy, Inc. (since 2005); Director, Houston Technology Center (since 2004); Member, Board of Directors, Houston Angel Network (since 2004).	30	Salient MF Trust (four funds) (since 2012); The Endowment Funds (five funds) (since 2009); Salient MLP & Energy Infrastructure Fund (2011 to 2014); Salient Midstream & MLP Fund (since 2012); Salient Alternative Strategies Funds (two funds) (since 2010); Babson Funds (five funds) (since 2011); Monebo Technologies Inc. (medical) (since 2009); Sterling Bancshares, Inc. (2007 to 2014).

Richard C. Johnson Year of Birth: 1937	Trustee	Since 2015+	Senior Counsel (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002, including from 1972 to 2002 as a partner).	30	Salient MF Trust (four funds) (since 2012); The Endowment Funds (five funds) (since 2004); The PMF Funds (three funds) (since 2014); Salient MLP & Energy Infrastructure Fund (2011 to 2014); Salient Midstream & MLP Fund (since 2012); Salient Alternative Strategies Funds (two funds) (since 2010).

Scott E. Schwinger Year of Birth: 1965	Trustee	Since 2015+	President, The McNair Group (management) (since 2006); Senior Vice President and Chief Financial Officer, The Houston Texans (professional football team) (since 1999), Member, Board of Directors, The Make-A-Wish Foundation, Texas Gulf Coast and Louisiana (since 2008); Member, Board of Directors, YES Prep Public Schools (2001 to 2014); Director, Houston Technology Center (since 2013).	30	Salient MF Trust (four funds) (since 2012); The Endowment Funds (five funds) (since 2004); The PMF Funds (three funds) (since 2014); Salient MLP & Energy Infrastructure Fund (2011 to 2014); Salient Midstream & MLP Fund (since 2012); Salient Alternative Strategies Funds (two funds) (since 2012).

G. Edward Powell Year of Birth: 1930	Trustee	Since 2015+	Principal of Mills & Stowell (private equity) (since 2002); Managing Partner, PriceWaterhouse & Co., Houston office (1982 to 1994); Therapy Track, LLC (2009 to 2012); Director, Global Water Technologies, Inc.; Director, Datavox Holdings, Inc.; Energy Services International, Inc. (2004 to 2013).	30	Salient MF Trust (four funds) (since 2012); The Endowment Funds (five funds) (since 2004); The PMF Funds (three funds) (since 2014); Salient MLP & Energy Infrastructure Fund (2011 to 2014); Salient Midstream & MLP Fund (since 2012); Salient Alternative Strategies Funds (two funds) (since 2012).

INTERESTED TRUSTEES:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee***
John A. Blaisdell**** Year of Birth: 1960	President, Trustee	Since 2015+	Chief Executive Officer and Director of Forward Management, LLC, an investment advisor (since 2015); Member, Investment Committee of Salient Advisors, L.P. (since 2002); Managing Director of Salient Partners, L.P. (since 2002).	30	Salient MF Trust (four funds) (since 2012); The Endowment Funds (five funds) (since 2004); The PMF Funds (three funds) (since 2014); Salient MLP & Energy Infrastructure Fund (2011 to 2014); Salient Midstream & MLP Fund (since 2012); Salient Alternative Strategies Funds (two funds) (since 2012).

Jeremy L. Radcliffe**** Year of Birth: 1974	Secretary, Trustee	Since 2015+	Member, Investment Committee of Salient Advisors, L.P. (since 2002); Managing Director of Salient Partners, L.P. (since 2002).	30	Salient MF Trust (four funds) (since 2012); Salient Alternative Strategies Funds (two funds) (since 2010)

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 101 California Street, 16th Floor, San Francisco, CA 94111.
**

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”).

***

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

****

Mr. Blaisdell is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Funds’ investment advisor, and holds other positions with an affiliate of the Trust. Mr. Radcliffe is considered an interested Trustee because he acts as President of Forward Management, LLC and holds other positions with an affiliate of the Trust.

+

Mr. Mardikian has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Mr. Mardikian served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Ms. Herbert was appointed as a Trustee effective November 9, 2009. Ms. Allecta was appointed as a Trustee effective January 1, 2012 and elected by shareholders of the Trust as a Trustee effective June 9, 2015. Mr. Gambs was appointed as a Trustee effective December 31, 2012 and elected by shareholders of the Trust as a Trustee effective June 9, 2015. Messrs. Blaisdell, Carroll, Harris, Johnson, and Schwinger and Ms. Bonding were each elected by shareholders of the Trust as a Trustee effective June 9, 2015. Messrs. Powell and Radcliffe were each appointed as a Trustee effective September 22, 2015.

1	The Fund Complex consists of all open-end funds in Forward Funds (23), all open-end funds in Salient MF Trust (4), and all Salient closed-end funds (3).

OFFICERS:

Name, Address, and Year of Birth*	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Robert S. Naka 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1963	Vice President	Since 2009	President, Trust (2015); Secretary, Trust (2012 to 2015); Chief Operating Officer , Forward Management, LLC (since 2009); Interim Chief Executive Officer, Forward Management, LLC (2015); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

Barbara H. Tolle 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1949	Treasurer	Since 2006	Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

Judith M. Rosenberg 101 California Street, 16th Floor San Francisco, CA 94111 Year of Birth: 1948	Chief Compliance Officer and Chief Legal Officer	Since 2005	Chief Compliance Officer, Forward Management, LLC (2005 to 2015); Chief Compliance Officer and Secretary, Forward Securities, LLC (since 2010); First Vice President and Senior Attorney, Morgan Stanley (1984 to 1997; 2002 to 2005); Director of Compliance, Morgan Stanley Online (1997 to 2002).

Kathryn A. Burns 1290 Broadway, Suite 1100 Denver, CO 80203 Year of Birth: 1976	Assistant Treasurer	Since 2014	Vice President and Fund Controller, ALPS Fund Services, Inc. (since 2013); Vice President and Chief Compliance Officer, Old Mutual Capital (2010 to 2012); Vice President and Regulatory Reporting Manager, Old Mutual Capital (2006 to 2012); Manager, PricewaterhouseCoopers LLP (2004 to 2006).

*

Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

Leadership Structure of the Board of Trustees

The Board of Trustees has overall responsibility for the oversight of the Trust. The Chairman of the Board of Trustees is an Independent Trustee. The Chairman of the Board of Trustees’ role is to preside at all meetings of the Board of Trustees, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board of Trustees from time to time. The Independent Trustees meet regularly outside the presence of Forward Management, LLC (“Forward Management” or the “Investment Advisor”) in executive session or with other service providers to the Fund. The Board of Trustees has regular meetings four times a year and may hold special meetings if required before its next regular meeting. The Board of Trustees has established two standing committees in connection with its governance of the Funds: Audit and Nominating Committees. Each committee meets regularly to conduct the oversight functions delegated to that committee by the Board of Trustees and reports its findings to the Board of Trustees. The Board of Trustees and each standing committee conduct annual assessments of their oversight function, structure, and effectiveness. The Board of Trustees has determined through its self-evaluation process that the Trust’s leadership structure is appropriate because the structure permits the Board of Trustees to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board of Trustees to effectively oversee the Trust.

The Audit Committee consists of eight members: Messrs. Carroll, Gambs, Harris, Mardikian, Powell, Schwinger and Mses. Allecta and Herbert. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board of Trustees and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2014, the Audit Committee convened four times.

The Nominating Committee consists of ten members: Messrs. Carroll, Gambs, Harris, Johnson, Mardikian, Powell, Schwinger and Mses. Allecta, Bonding and Herbert. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2014, the Nominating Committee convened three times.

The Independent Trustees are undertaking consideration of a reorganization of the board committee structure and the current committee structure reflected below will be revised in the near future.

Day-to-day management of the Funds, including the monitoring of various risks to which the Funds are subject, is the responsibility of Forward Management, the Funds’ sub-advisors (as applicable) or other service providers (depending on the nature of the risk), subject to the supervision of Forward Management. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While Forward Management and the Funds’ sub-advisors (as applicable) or other service providers perform a number of risk management functions, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board of Trustees’ general oversight of the Funds and is addressed as part of various Board of Trustees and committee activities. The Board of Trustees, directly or through the Audit Committee, also reviews reports from, among others, management, the independent registered accounting firm for the Funds, the Funds’ sub-advisors (as applicable), and internal auditors for Forward Management or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or each service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the Trustees and the effective oversight of compliance with legal and regulatory requirements of the Funds’ activities and associated risks. The Board of Trustees has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program, assists the Board of Trustees in monitoring compliance risks, and reports to the Board of Trustees regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Trustee Qualifications and Experience

The Nominating Committee does not use specific criteria in analyzing candidates to serve on the Board of Trustees, and there are no specific required qualifications for Board membership set out in the Trust’s organizational documents. Rather, the Board of Trustees believes that the different points of view, professional experiences, education and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. The Trustees believe that their combined experiences and qualifications allow the Board of Trustees to oversee the business of the Funds in a manner consistent with the best interest of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board of Trustees, and as part of its self-evaluation, the Board of Trustees reviews the mix of skills and other relevant experiences of the Trustees.

Haig G. Mardikian – Mr. Mardikian, currently Chairman of the Board of Trustees, has served as a Trustee since 1998 and has served as a member of the Audit Committee and Nominating Committee during his entire tenure as a Trustee. In addition to Mr. Mardikian’s responsibilities as a Trustee, he has served as a trustee of numerous educational, philanthropic, and professional organizations. Mr. Mardikian also has professional experience in the fields of real estate investment and broadcasting. Additional information regarding Mr. Mardikian’s principal occupations and other directorships held is presented in the chart above. Mr. Mardikian has a BA from Trinity College and an MBA from Harvard Business School.

Cecilia H. Herbert – Ms. Herbert, currently Chairperson of the Nominating Committee, has served as a Trustee since 2009 and has served as a member of the Audit Committee and Nominating Committee during her entire tenure as a Trustee. In addition to Ms. Herbert’s responsibilities as a Trustee, Ms. Herbert has served as a trustee of educational and philanthropic organizations and other mutual fund complexes. Ms. Herbert also has professional experience in the fields of banking and finance. Additional information regarding Ms. Herbert’s principal occupations and other directorships held is presented in the chart above. Ms. Herbert has a BA in economics and communications from Stanford University and an MBA in finance from Harvard Business School.

Julie Allecta – Ms. Allecta, currently Chairperson of the Audit Committee, has served as a Trustee since 2012, and prior to becoming a Trustee served as a member of the Trust’s Advisory Board since 2010. Ms. Allecta has professional experience in the legal field. Additional information regarding Ms. Allecta’s principal occupations and other directorships held is presented in the chart above. Ms. Allecta has a BA from the University of New Mexico and a JD from the University of New Mexico School of Law.

A. John Gambs – Mr. Gambs has served as a Trustee since 2012 and has served as a member of the Audit Committee and Nominating Committee during his entire tenure as a Trustee. Prior to becoming a Trustee, Mr. Gambs served as a member of the Trust’s Advisory

Board since 2011. In addition to Mr. Gambs’ responsibilities as a Trustee, he has served as a trustee to other mutual fund complexes and philanthropic organizations. Mr. Gambs also has professional experience in the fields of finance and financial services. Additional information regarding Mr. Gambs’ principal occupations and other directorships held is presented in the chart above. Mr. Gambs has a BA from Northwestern University and an MBA from Northwestern University.

John A. Blaisdell – Mr. Blaisdell has served as a Trustee since 2015. In addition to Mr. Blaisdell’s responsibilities as a Trustee, Mr. Blaisdell also serves as President of the Trust and Chief Executive Officer of Forward Management. Mr. Blaisdell also has experience in the investment management industry as a senior executive of financial organizations, President of Salient Partners, L.P. (“Salient”), which is the parent of Forward Management, and Chairman of the Board and Principal Executive Officer of Salient MF Trust, an open-end investment company advised by Salient, as well as other investment companies. Additional information regarding Mr. Blaisdell’s principal occupations and other directorships held is presented in the chart above. Mr. Blaisdell has a BS from Barry University and an MBA from the University of Miami.

Karin B. Bonding – Ms. Bonding has served as a Trustee since 2015 and has served as a member of the Nominating Committee during her entire tenure as a Trustee. In addition to Ms. Bonding’s responsibilities as a Trustee, she has served as a trustee to other investment company and mutual fund complexes. Ms. Bonding also has marketing experience and insights on financial markets as a lecturer at the University of Virginia. Additional information regarding Ms. Bonding’s principal occupations and other directorships held is presented in the chart above. Ms. Bonding has an English degree from the Translatørskolen in Copenhagen, Denmark and was a recipient of the Fulbright Scholarship.

Jonathan O. Carroll – Mr. Carroll has served as a Trustee since 2015 and has served as a member of the Audit Committee and Nominating Committee during his entire tenure as a Trustee. In addition to Mr. Carroll’s responsibilities as a Trustee, he has served as a trustee to other investment company and mutual fund complexes. Mr. Carroll also has experience in overseeing financial and investment organizations as the executive of various business enterprises. Additional information regarding Mr. Carroll’s principal occupations and other directorships held is presented in the chart above. Mr. Carroll has a BA in economics and a BA in human biology from Stanford University.

Bernard A. Harris, Jr. – Dr. Harris has served as a Trustee since 2015 and has served as a member of the Audit Committee and Nominating Committee during his entire tenure as a Trustee. In addition to Dr. Harris’ responsibilities as a Trustee, he has served as a trustee to other investment company and mutual fund complexes. Dr. Harris also has management and oversight experience as a senior officer and board member of financial and other organizations. Additional information regarding Dr. Harris’ principal occupations and other directorships held is presented in the chart above. Dr. Harris has a BS in biology from the University of Houston and an MD from the Texas Tech University Health Sciences Center School of Medicine.

Richard C. Johnson – Mr. Johnson has served as a Trustee since 2015 and has served as a member of the Nominating Committee during his entire tenure as a Trustee. In addition to Mr. Johnson’s responsibilities as a Trustee, he has served as a trustee to other investment company and mutual fund complexes. Mr. Johnson also has legal background and insight and management experience as an attorney and the Managing Partner of Baker Botts LLP. Additional information regarding Mr. Johnson’s principal occupations and other directorships held is presented in the chart above. Mr. Johnson has a BA in legal studies from the University of Michigan and an LL.B. from the University of Virginia School of Law.

G. Edward Powell – Mr. Powell has served as a Trustee since 2015 and has served as a member of the Audit Committee and Nominating Committee during his entire tenure as a Trustee. In addition to Mr. Powell’s responsibilities as a Trustee, he has served as a trustee to other investment company and mutual fund complexes. Mr. Powell also has accounting and management experience as a senior executive and accountant. Additional information regarding Mr. Powell’s principal occupations and other directorships held is presented in the chart above. Mr. Powell has a BBA in accounting from Texas A&M University.

Jeremy L. Radcliffe – Mr. Radcliffe has served as a Trustee since 2015. In addition to Mr. Radcliffe’s responsibilities as a Trustee, he also serves as Secretary of the Trust and has served as a trustee to other investment company and mutual fund complexes. Mr. Radcliffe also has investment industry experience as a senior executive of financial organizations. Additional information regarding Mr. Radcliffe’s principal occupations and other directorships held is presented in the chart above. Mr. Radcliffe has an undergraduate degree from Princeton University.

Scott E. Schwinger – Mr. Schwinger has served as a Trustee since 2015 and has served as a member of the Audit Committee and Nominating Committee during his entire tenure as a Trustee. In addition to Mr. Schwinger’s responsibilities as a Trustee, he has served as a trustee to other investment company and mutual fund complexes. Mr. Schwinger also has financial and management experience as a senior executive and financial officer of financial and business enterprises. Additional information regarding Mr. Schwinger’s principal occupations and other directorships held is presented in the chart above. Mr. Schwinger has a BA in mathematics from Vanderbilt University and an MBA from the University of Texas at Austin.

The historical practice of members of the Board of Trustees has been to have personal investments in one or more Funds of the Trust. The Board of Trustees determined to formalize this practice by adopting on December 10, 2014 a trustee investment policy whereby each Trustee is required to maintain investments in the Funds in an amount that equals or exceeds the sum of $100,000. The Trustees serving on the Board of Trustees at the time the policy was adopted have until December 31, 2015 to comply. The Trustees appointed or elected to the Board of Trustees after the policy was adopted shall have two years from the date of their appointment or election to comply. The Independent Trustees are currently undertaking a review of the Trustee investment requirements.

The following table sets forth information regarding the ownership of the Fund by each of the Trustees and information regarding the aggregate ownership by each Trustee of the Forward Funds.

Information As Of December 31, 2014

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Haig G. Mardikian	Forward Balanced Allocation Fund	A	E
	Forward Commodity Long/Short Strategy Fund	A	E
	Forward Credit Analysis Long/Short Fund	A	E
	Forward Dynamic Income Fund	A	E
	Forward EM Corporate Debt Fund	A	E
	Forward Emerging Markets Fund	A	E
	Forward Frontier Strategy Fund	A	E
	Forward Global Infrastructure Fund	A	E
	Forward Growth & Income Allocation Fund	A	E
	Forward Growth Allocation Fund	A	E
	Forward High Yield Bond Fund	A	E
	Forward Income Builder Fund	A	E
	Forward International Dividend Fund	C	E
	Forward International Real Estate Fund	A	E
	Forward International Small Companies Fund	A	E
	Forward Investment Grade Fixed-Income Fund	A	E
	Forward Multi-Strategy Fund	A	E
	Forward Real Estate Fund	C	E
	Forward Real Estate Long/Short Fund	A	E
	Forward Select Income Fund	A	E
	Forward Select Opportunity Fund	A	E
	Forward Tactical Growth Fund	A	E
	Forward Total MarketPlus Fund	A	E
Cecilia H. Herbert	Forward Balanced Allocation Fund	A	E
	Forward Commodity Long/Short Strategy Fund	A	E
	Forward Credit Analysis Long/Short Fund	C	E
	Forward Dynamic Income Fund	A	E
	Forward EM Corporate Debt Fund	A	E
	Forward Emerging Markets Fund	A	E
	Forward Frontier Strategy Fund	A	E
	Forward Global Infrastructure Fund	A	E
	Forward Growth & Income Allocation Fund	A	E
	Forward Growth Allocation Fund	A	E
	Forward High Yield Bond Fund	A	E
	Forward Income Builder Fund	A	E
	Forward International Dividend Fund	C	E
	Forward International Real Estate Fund	C	E
	Forward International Small Companies Fund	A	E
	Forward Investment Grade Fixed-Income Fund	A	E
	Forward Multi-Strategy Fund	A	E
	Forward Real Estate Fund	A	E
	Forward Real Estate Long/Short Fund	C	E
	Forward Select Income Fund	C	E
	Forward Select Opportunity Fund	A	E
	Forward Tactical Growth Fund	A	E
	Forward Total MarketPlus Fund	A	E

Name of Trustee	Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Julie Allecta	Forward Balanced Allocation Fund	A	E
	Forward Commodity Long/Short Strategy Fund	A	E
	Forward Credit Analysis Long/Short Fund	E	E
	Forward Dynamic Income Fund	A	E
	Forward EM Corporate Debt Fund	A	E
	Forward Emerging Markets Fund	A	E
	Forward Frontier Strategy Fund	A	E
	Forward Global Infrastructure Fund	A	E
	Forward Growth & Income Allocation Fund	A	E
	Forward Growth Allocation Fund	A	E
	Forward High Yield Bond Fund	A	E
	Forward Income Builder Fund	A	E
	Forward International Dividend Fund	A	E
	Forward International Real Estate Fund	A	E
	Forward International Small Companies Fund	A	E
	Forward Investment Grade Fixed-Income Fund	A	E
	Forward Multi-Strategy Fund	A	E
	Forward Real Estate Fund	A	E
	Forward Real Estate Long/Short Fund	A	E
	Forward Select Income Fund	A	E
	Forward Select Opportunity Fund	A	E
	Forward Tactical Growth Fund	A	E
	Forward Total MarketPlus Fund	A	E
A. John Gambs	Forward Balanced Allocation Fund	A	E
	Forward Commodity Long/Short Strategy Fund	A	E
	Forward Credit Analysis Long/Short Fund	A	E
	Forward Dynamic Income Fund	A	E
	Forward EM Corporate Debt Fund	A	E
	Forward Emerging Markets Fund	A	E
	Forward Frontier Strategy Fund	A	E
	Forward Global Infrastructure Fund	A	E
	Forward Growth & Income Allocation Fund	A	E
	Forward Growth Allocation Fund	A	E
	Forward High Yield Bond Fund	A	E
	Forward Income Builder Fund	A	E
	Forward International Dividend Fund	A	E
	Forward International Real Estate Fund	C	E
	Forward International Small Companies Fund	A	E
	Forward Investment Grade Fixed-Income Fund	A	E
	Forward Multi-Strategy Fund	A	E
	Forward Real Estate Fund	A	E
	Forward Real Estate Long/Short Fund	A	E
	Forward Select Income Fund	A	E
	Forward Select Opportunity Fund	A	E
	Forward Tactical Growth Fund	A	E
	Forward Total MarketPlus Fund	C	E

*	Key to Dollar Ranges
A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	Over $100,000

To the best of the Trust’s knowledge, as of December 31, 2014, Messrs. Blaisdell, Carroll, Harris, Johnson, Powell, Radcliffe and Schwinger and Ms. Bonding do not own any shares of the Trust.

As of December 31, 2014, no Trustee who is not an interested person of the Trust owned any securities of the Funds’ investment advisor, Forward Management, any of the Funds’ sub-advisors (each a “Sub-Advisor” and collectively, the “Sub-Advisors”), Forward Securities, LLC (the “Distributor” or “Forward Securities”) or their affiliates.

Trustee Compensation

Each of the Funds’ Independent Trustees is compensated for their services in accordance with a fee schedule set by the Board. The Independent Trustees are currently reviewing the amount and structure of such compensation. The chart below reflects the compensation received from the fiscal year ended December 31, 2014. The Trust also reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at meetings. Independent Trustee compensation may vary depending on the number of meetings held throughout a year or committee service. There are currently ten Independent Trustees. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In this regard, the Independent Trustees expect to reevaluate the overall Independent Trustee compensation structure at a future meeting in light of the ongoing integration of the Salient Funds and the Forward Funds as related investment companies. Other Officers (apart from the CCO) and Trustees of the Trust receive no compensation in such role.

The following table sets forth compensation paid to the Independent Trustees and officers during the Trust’s last fiscal year. The Funds have no retirement or pension plans.

Compensation Received From Funds (as of December 31, 2014)

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex(1)
Haig G. Mardikian, Trustee	$131,750	$0	$0	$131,750
Cecilia H. Herbert, Trustee	$124,750	$0	$0	$124,750
Julie Allecta, Trustee	$129,875	$0	$0	$129,875
A. John Gambs, Trustee	$117,250	$0	$0	$117,250
Karin B. Bonding, Trustee	$31,772	$0	$0	$73,377
Jonathan P. Carroll, Trustee	$26,521	$0	$0	$65,126
Dr. Bernard A. Harris, Jr., Trustee	$37,585	$0	$0	$76,001
Richard C. Johnson, Trustee	$29,521	$0	$0	$71,876
Scott E. Schwinger, Trustee	$26,335	$0	$0	$72,251
G. Edward Powell, Trustee	$29,521	$0	$0	$71,876

(1)	For the purposes of this table, the Fund Complex consists of the Trust and Salient MF Trust, which currently consists of twenty-seven series.

Trustee and Officer Indemnification

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds has adopted policies and procedures related to the selective disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies provide that it is the policy of Forward Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Disclosure Policies are designed to address conflicts of interest between each Fund’s shareholders and its Investment Advisor, Sub-Advisors, principal underwriter or any affiliated person of such entities by limiting and delineating the circumstances under which non-public information regarding each Fund’s portfolio holdings may be disseminated. No information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except in limited circumstances, as described below. Only the Trust’s legal advisor or Chief Compliance Officer may authorize disclosure of any Fund’s portfolio holdings.

Violations of the Disclosure Policies must be reported to the Trust’s Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, the Funds or any of their affiliates or service providers may file any report required by applicable law, such as periodic portfolio disclosure in filings with the SEC, respond to requests from regulators, and comply with valid subpoenas.

Public Disclosures on Website

Forward Funds discloses all portfolio holdings of each Fund as of the end of each month on its website at www.forwardinvesting.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day).

The portfolio holdings for each month will remain available on the website for a minimum of six months following the date posted. In addition, the Forward Funds may, at the discretion of the Investment Advisor, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default, distressed or experiencing a negative credit event. Any such disclosure will be broadly disseminated via the Funds’ website or other means.

Confidential Dissemination of Portfolio Holdings

The Funds may disclose portfolio holdings, under Conditions of Confidentiality, as defined herein, before their public disclosure is required or authorized by policy as above, to service providers, to data aggregators, and to mutual fund evaluation and due diligence departments of broker-dealers and wire houses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Holdings authorized to be disclosed may be disclosed by officers of the Funds, the Investment Advisor, or service providers in possession of such information. Such holdings are released under conditions of confidentiality. “Conditions of Confidentiality” means that:

(a)

the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(b)

the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds’ Chief Compliance Officer which, among other things, provides that the recipient of the portfolio holdings information agrees to limit access to the information to those persons who are subject to confidentiality obligations, and includes an obligation not to trade on non-public information.

The Trust’s Board of Trustees or the Trust’s legal advisor or Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those imposed by the Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. For example, the Trust may determine to not provide purchase and sale information with respect to a Fund that invests in smaller capitalization companies or less liquid securities. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Trust’s legal advisor or Chief Compliance Officer. The Trust’s Chief Compliance Officer will report to the Board of Trustees any waivers at the Board of Trustee’s next regularly scheduled meeting.

Any amendments to the policies and procedures for the disclosure of portfolio holdings shall be approved and adopted by the full Board of Trustees, including each of the Independent Trustees.

The identity of the entities with which Forward Funds has ongoing arrangements to provide portfolio holdings information under Conditions of Confidentiality, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1.	FactSet Research Systems Inc. - Daily with no delay for all Funds.

2.	Electra Information Systems Inc. - Daily with no delay for all Funds.

3.	Glass, Lewis & Co. - Daily (or less frequently) with no delay for all Funds.

4.	Cairn Investment Performance Consulting, LLC - Daily with no delay for all Funds.

5.	Bloomberg Finance L.P. - Daily with no delay for all Funds directly advised by Forward Management.

6.	ConceptOne, LLC - Daily with no delay for all Funds.

The policy also permits the daily or less frequent disclosure of any and all portfolio information to the Funds’ service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the

Funds’ custodian (Citibank, N.A.), Investment Advisor and Sub-Advisors, administrator/fund accountants (ALPS Fund Services, Inc.), independent registered public accounting firm (KPMG LLP), legal counsel (K&L Gates LLP), officers, and directors and each of their respective affiliates and advisors, who are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information.

Analytical Information

The Funds or their duly authorized service providers may distribute the following information concerning each Fund’s portfolio before disclosure of all portfolio holdings is made as discussed above, provided that the individual portfolio holdings of a Fund (the complete portfolio holdings of a Fund in the case of a Fund’s top twenty-five holdings as listed below) could not reasonably be determined from that information:

•	Top Twenty-Five Holdings. Top twenty-five holdings and the total percentage of the Fund such aggregate holdings represent.

•	Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

•	Percentage Allocations of Allocation Funds. Percentage of each Allocation Fund’s assets allocated to each underlying Fund in which each Allocation Fund invests.

•	Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Other Parties

The Funds or their duly authorized service providers may distribute portfolio holdings information to another party on a one-time or limited basis before their public disclosure is required or authorized by policy as above provided that (i) the specific disclosure of such non-public information is made under Conditions of Confidentiality, as defined above, and (ii) the specific disclosure of such non-public information has been approved by the Trust’s legal advisor or Chief Compliance Officer as consistent with these Disclosure Policies. By way of illustration and not a limitation, the distribution of a Fund’s portfolio holdings in accordance with this paragraph may be made (i) to a proposed or potential advisor or sub-advisor or investment manager asked to provide investment management services to a Fund, or (ii) to a third party in connection with a program or service to be provided for the benefit of a Fund.

Trading Desk/Research Reports

The trading desks of the Funds’ Investment Advisor or Sub-Advisors may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

The Funds’ Investment Advisor or Sub-Advisors may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Press Interviews, Broker Discussions, Etc.

Portfolio managers and other senior officers or spokespersons of the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Disclosure Policies involves a conflict of interest between the Funds’ shareholders and the Funds’ Investment Advisor, Sub-Advisors, Distributor or any affiliated person of the Funds, the disclosure may not be made unless a majority of the Independent Trustees or a majority of a Board committee consisting solely of Independent Trustees approves such disclosure after considering the best interests of shareholders and potential conflicts in making such disclosures. The Funds, the Funds’ Investment Advisor and Sub-Advisors will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Forward Management serves as the Investment Advisor to each of the Forward Funds. Forward Management has the authority to manage the Funds in accordance with the investment objective, policies, and restrictions of the Funds and subject to general supervision of the Trust’s Board of Trustees. Forward Management also has the authority to engage the services of different sub-advisors with the approval of the Trustees of each of the Funds and each Fund’s shareholders. Forward Management also provides the Funds with ongoing management supervision and policy direction.

Forward Management is a registered investment advisor with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Forward Management supervises the activities of each Sub-Advisor and manages the assets of certain of the Funds directly, without the use of a sub-advisor. Forward Management is located at 101 California Street, 16th Floor, San Francisco, California 94111. As of September 30, 2015, Forward Management had approximately $3.76 billion of assets under management.

Forward Management directly manages the Forward Balanced Allocation Fund, Forward Growth Allocation Fund, Forward Growth & Income Allocation Fund, Forward Income Builder Fund, and Forward Multi-Strategy Fund (each an “Allocation Fund” and collectively, the “Allocation Funds”), Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Frontier Strategy Fund, Forward Global Infrastructure Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Select Opportunity Fund, Forward Total MarketPlus Fund, and the cash portion of the Forward International Small Companies Fund (collectively, the “Forward Management Directly Advised Funds”). Forward Management has delegated to the Sub-Advisors the authority to manage each other Fund of the Trust.

The twenty-six portfolios of the Trust are Forward Management’s principal investment advisory clients. Daily investment decisions are made by Forward Management for the Forward Management Directly Advised Funds and by the Sub-Advisors for each other Fund. Certain information regarding Forward Management is described above, and certain information regarding each of the Sub-Advisors is described below.

On June 9, 2015, Forward Management was acquired by Salient, an asset manager headquartered in Houston, Texas advising across a broad spectrum of traditional and alternative investments. Subsequent to the acquisition, Forward Management continues to act as the investment advisor of the Funds as a wholly-owned subsidiary of Salient.

Hiring Sub-Advisors without Shareholder Approval

Forward Management and Forward Funds have received an exemptive order from the SEC that permits Forward Management, subject to the approval of the Board of Trustees of the Trust, to hire non-affiliated sub-advisors or to materially amend existing sub-advisory agreements with non-affiliated sub-advisors for each of the Funds without shareholder approval. Pursuant to such exemptive relief, shareholders of the affected Fund will be notified of the hiring of a sub-advisor or sub-advisor changes within 90 days after the effective date of such change.

Sub-Advisors

Forward Credit Analysis Long/Short Fund

Forward Management has engaged the services of Pacific Investment Management Company LLC (“PIMCO”) to act as sub-advisor for the Forward Credit Analysis Long/Short Fund. PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. PIMCO is registered with the SEC under the Advisers Act. PIMCO is an investment management firm founded in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Prior to December 31, 2011, Allianz Asset Management was named Allianz Global Investors of America L.P. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of December 31, 2014, PIMCO had approximately $1.69 trillion in assets under management.

Forward International Small Companies Fund

Forward Management has engaged the services of Pictet Asset Management Limited (“PAM Ltd”), which is part of Pictet Asset Management (“PAM”), to act as sub-advisor with regard to the non-cash portion of the Forward International Small Companies Fund. PAM Ltd’s address is Moor House, 120 London Wall, London, EC2Y 5ET, United Kingdom. PAM Ltd is both registered with the

SEC under the Advisers Act and authorized and regulated by the Financial Services Authority in the United Kingdom. PAM was established in 1980 and is the institutional business division of The Pictet Group which includes all of the operating subsidiaries and divisions of The Pictet Group that carry on institutional asset management. As of December 31, 2014, PAM had approximately $153 billion of assets under management, and The Pictet Group had approximately $456 billion of assets under management and administration for institutional and private clients. The cash portion of the Forward International Small Company Fund’s portfolio is managed directly by Forward Management. Forward Management is discussed above.

Forward Tactical Growth Fund

Forward Management has engaged the services of Broadmark Asset Management, LLC (“Broadmark”) to act as sub-advisor for the Forward Tactical Growth Fund. Broadmark is a Delaware limited liability company that is registered as an investment adviser with the SEC under the Advisers Act. Broadmark is located at 12 East 52nd Street, 3rd Floor, New York, New York 10022. As of December 31, 2014, Forward Management owned 34.4% of Broadmark’s outstanding voting securities. As of December 31, 2014, Broadmark had assets under management of approximately $1.69 billion.

Investment Management and Sub-Advisory Agreements

Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective funds:

Fund	Advisory Fee
Forward Balanced Allocation Fund	0.10%
Forward Commodity Long/Short Strategy Fund	1.00%
Forward Credit Analysis Long/Short Fund	1.00%
Forward Dynamic Income Fund	0.80%
Forward EM Corporate Debt Fund	0.70% up to and including $500 million 0.64% over $500 million up to and including $1 billion 0.58% over $1 billion up to and including $5 billion 0.52% over $5 billion
Forward Emerging Markets Fund	1.05%
Forward Frontier Strategy Fund	0.85%
Forward Global Infrastructure Fund	0.90%
Forward Growth & Income Allocation Fund	0.10%
Forward Growth Allocation Fund	0.10%
Forward High Yield Bond Fund	0.50%
Forward Income Builder Fund	0.10%
Forward International Dividend Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion
Forward International Real Estate Fund	1.00%
Forward International Small Companies Fund	1.00% up to and including $500 million 0.975% over $500 million up to and including $1 billion 0.95% over $1 billion
Forward Investment Grade Fixed-Income Fund	0.25%
Forward Multi-Strategy Fund	0.10%
Forward Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million
Forward Real Estate Long/Short Fund	1.00%
Forward Select Income Fund	1.00%
Forward Select Opportunity Fund	1.00%
Forward Tactical Growth Fund	1.15% up to and including $1 billion 1.05% over $1 billion
Forward Total MarketPlus Fund	0.50%

From time to time, the Investment Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of reducing a Fund’s expense ratio and increasing returns to shareholders at the time such amounts are waived or assumed, as the case may be. Each class of shares of the Funds pays its respective pro rata portion of the advisory fees payable by the Funds.

The Allocation Funds bear their pro rata portion of the fees and expenses of the underlying Funds in which the Allocation Funds invest, including the investment advisory fees described below. The Trust has obtained an exemptive order from the SEC that allows the Allocation Funds to enter into an agreement with the underlying Funds in which they invest under which such underlying Funds will bear certain of the Allocation Funds’ expenses (other than the Allocation Funds’ direct management fees, distribution and service fees and administrative services fees) to the extent that such underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (the “Investment Management Agreement”), the Investment Advisor provides a program of continuous investment management for the Funds with regard to the Funds’ investment of their assets in accordance with the Funds’ investment objectives, policies and limitations. In providing investment management services to each Fund, the Investment Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors for the Funds, in which case any of the duties of the Investment Advisor under the Investment Management Agreement may be delegated to such investment sub-advisors subject to approval by the Board of Trustees; (b) if investment sub-advisors are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisors under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisors as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Trust, provide the services of its officers as officers or administrative executives of the Funds of the Trust who are “interested persons” of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution and service plans of the Funds. Under the Investment Management Agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor, with respect to each Fund’s portfolio securities, always subject to the Investment Advisor’s obligation to seek best execution. The Investment Management Agreement authorizes each Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in a Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund. Orders for accounts managed by other affiliates of the Investment Advisor shall be executed separately and shall not be aggregated with similar orders made for accounts managed by the Investment Advisor.

The Investment Advisor compensates the Sub-Advisors for the Forward Credit Analysis Long/Short Fund, Forward International Small Companies Fund (non-cash portion), and Forward Tactical Growth Fund out of the Investment Advisor’s revenues. Forward Management retains the entire fee for, and does not pay a sub-advisory fee with respect to, each of the Forward Management Directly Advised Funds. All fees paid to the Investment Advisor or Sub-Advisor, as applicable, by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the respective Funds.

The Forward Select Opportunity Fund, through a separate wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Select Opportunity Subsidiary”), seeks exposure to restricted securities. The Forward Commodity Long/Short Strategy Fund, through a separate wholly-owned subsidiary organized under the laws of the Cayman Islands (together with the Select Opportunity Subsidiary, each, a “Subsidiary”), seeks exposure to certain commodity-linked instruments. Each Subsidiary has entered into a separate advisory agreement with the Investment Advisor for the management of the Subsidiary’s portfolio (each a “Subsidiary Advisory Agreement”) pursuant to which the Subsidiary will pay the Investment Advisor a management fee at the same rate that the Forward Commodity Long/Short Strategy Fund and Forward Select Opportunity Fund pays the Investment Advisor for services provided to the Forward Commodity Long/Short Strategy Fund and Forward Select Opportunity Fund, respectively. The Investment Advisor has agreed to waive the management fee it receives from the Forward Commodity Long/Short Strategy Fund and Forward Select Opportunity Fund in an amount equal to the management fee paid to the Investment Advisor by the respective Subsidiary. This waiver arrangement may not be terminated by the Investment Advisor as long as the respective Subsidiary Advisory Agreement is in place. The Board, shareholders of the Forward Commodity Long/Short Strategy Fund and Forward Select Opportunity Fund and the Investment Advisor may terminate the respective Investment Management Agreement upon 60 days’ notice. Each Subsidiary Advisory Agreement may be terminated by the Investment Advisor and the respective Subsidiary upon 60 days’ notice.

With respect to each Fund that had commenced operations as of December 31, 2014, the following table describes the advisory fees paid to Forward Management and each Fund’s Sub-Advisor, as applicable, and the fee(s) waived by Forward Management for the last three fiscal years ended December 31.

	Gross Advisory Fees paid by Fund	Fees Waived by Forward Management	Net Advisory Fees Paid
Fiscal Year Ended December 31, 2014
Forward Balanced Allocation Fund	$19,739	$(19,739)	$0
Forward Commodity Long/Short Strategy Fund	$1,054,234	$0	$1,054,234
Forward Credit Analysis Long/Short Fund(1)	$1,077,864	$(28,652)	$1,049,212
Forward Dynamic Income Fund(2)	$76,397	$(61,165)	$15,232
Forward EM Corporate Debt Fund(3)	$2,597,719	$(25,830)	$2,571,889
Forward Emerging Markets Fund(4)	$150,835	$(101,820)	$49,015
Forward Frontier Strategy Fund	$1,258,797	$(316,8798789)	$941,918
Forward Global Infrastructure Fund	$867,079	$0	$867,079
Forward Growth & Income Allocation Fund	$29,103	$(29,103)	$0
Forward Growth Allocation Fund	$36,605	$(36,605)	$0
Forward High Yield Bond Fund(5)	$638,310	$0	$638,310
Forward Income Builder Fund	$18,029	$(37,188)	$(19,159)
Forward International Dividend Fund	$2,569,144	$(326,256)	$2,242,888
Forward International Real Estate Fund	$1,051,189	$(14,579)	$1,036,610
Forward International Small Companies Fund	$1,979,297	$(46,301)	$1,932,996
Forward Investment Grade Fixed-Income Fund(6)	$92,318	$(21,397)	$70,921
Forward Multi-Strategy Fund	$17,849	$(30,531)	$(12,682)
Forward Real Estate Fund	$758,428	$0	$758,428
Forward Real Estate Long/Short Fund	$712,081	$0	$712,081
Forward Select Income Fund	$15,952,982	$0	$15,952,982
Forward Select Opportunity Fund(7)	$260,906	$(94,935)	$165,971
Forward Tactical Growth Fund	$10,754,340	$0	$10,754,340
Forward Total MarketPlus Fund	$149,170	$(70,976)	$78,194

Fiscal Year Ended December 31, 2013
Forward Balanced Allocation Fund	$36,248	$(36,248)	$0
Forward Commodity Long/Short Strategy Fund	$1,203,499	$0	$1,203,499
Forward Credit Analysis Long/Short Fund(1)	$8,824,887	$(720,651)	$8,104,236
Forward Dynamic Income Fund(2)	$9,649	$(42,550)	$(32,901)
Forward EM Corporate Debt Fund	$2,050,360	$(37,188)	$2,013,172
Forward Emerging Markets Fund(4)	$146,257	$(95,220)	$51,037
Forward Frontier Strategy Fund	$740,285	$(165,787)	$574,498
Forward Global Infrastructure Fund	$1,343,894	$0	$1,343,894
Forward Growth & Income Allocation Fund	$41,976	$(41,976)	$0
Forward Growth Allocation Fund	$41,645	$(41,645)	$0
Forward High Yield Bond Fund	$756,056	$0	$756,056
Forward Income Builder Fund	$20,117	$(15,126)	$4,991
Forward International Dividend Fund	$1,946,379	$(281,007)	$1,665,372
Forward International Real Estate Fund	$1,675,002	$0	$1,675,002
Forward International Small Companies Fund	$1,864,093	$0	$1,864,093
Forward Investment Grade Fixed-Income Fund	$172,656	$0	$172,656
Forward Multi-Strategy Fund	$16,165	$(16,165)	$0
Forward Real Estate Fund	$450,016	$0	$450,016
Forward Real Estate Long/Short Fund	$783,095	$0	$783,095
Forward Select Income Fund	$17,523,905	$0	$17,523,905
Forward Select Opportunity Fund(7)	$61,949	$(60,857)	$1,092
Forward Tactical Growth Fund	$10,457,821	$0	$10,457,821
Forward Total MarketPlus Fund	$195,812	$(63,537)	$132,275

	Gross Advisory Fees paid by Fund	Fees Waived by Forward Management	Net Advisory Fees Paid
Fiscal Year Ended December 31, 2012
Forward Balanced Allocation Fund	$53,525	$(53,525)	$0
Forward Commodity Long/Short Strategy Fund	$1,586,337	$0	$1,586,337
Forward Credit Analysis Long/Short Fund	$6,404,527	$(396,598)	$6,007,929
Forward EM Corporate Debt Fund	$703,398	$(17,580)	$685,818
Forward Emerging Markets Fund(4)	$385,663	$(280,317)	$105,346
Forward Frontier Strategy Fund	$612,355	$(11,138)	$601,217
Forward Global Infrastructure Fund	$1,126,660	$0	$1,126,660
Forward Growth & Income Allocation Fund	$60,701	$(60,701)	$0
Forward Growth Allocation Fund	$58,359	$(58,359)	$0
Forward High Yield Bond Fund	$656,222	$0	$656,222
Forward Income Builder Fund	$18,622	$(18,622)	$0
Forward International Dividend Fund	$532,514	$(200,960)	$331,554
Forward International Real Estate Fund	$785,340	$(40,614)	$744,726
Forward International Small Companies Fund	$2,397,572	$0	$2,397,572
Forward Investment Grade Fixed-Income Fund	$378,916	$0	$378,916
Forward Multi-Strategy Fund	$22,638	$(22,638)	$0
Forward Real Estate Fund	$308,298	$0	$308,298
Forward Real Estate Long/Short Fund	$736,631	$0	$736,631
Forward Select Income Fund	$16,054,645	$0	$16,054,645
Forward Tactical Growth Fund	$11,016,191	$0	$11,016,191
Forward Total MarketPlus Fund	$454,040	$(229)	$453,811

(1)

Effective November 13, 2013, PIMCO became sub-advisor to the Forward Credit Analysis Long/Short Fund. The gross and net advisory fees in the table for any period prior to November 13, 2013 reflect the gross and net advisory fees paid by the Forward Credit Analysis Long/Short Fund to Forward Management and the prior sub-advisor under the previous investment advisory arrangement.

(2)	Since the Forward Dynamic Income Fund’s inception on July 31, 2013.
(3)	Effective June 9, 2015, Forward Management assumed all responsibilities with respect to directing the investments of the Forward EM Corporate Debt Fund.
(4)	Effective September 1, 2012, Forward Management assumed all responsibilities with respect to directing the investments of the Forward Emerging Markets Fund.
(5)	Effective January 4, 2016, Forward Management assumed all responsibilities with respect to directing the investments of the Forward High Yield Bond Fund.
(6)	Effective December 1, 2014, Forward Management assumed all responsibilities with respect to directing the investments of the Forward Investment Grade Fixed-Income Fund.
(7)	Since the Forward Select Opportunity Fund’s inception on July 31, 2013.

For the services provided pursuant to the Sub-Advisory Agreements with Forward Management, the Sub-Advisors for the Forward Credit Analysis Long/Short Fund, Forward International Small Companies Fund (non-cash portion), and Forward Tactical Growth Fund are paid an annual fee from Forward Management. The following table sets forth the annual rates paid to the Sub-Advisors pursuant to the Sub-Advisory Agreements (based on the average daily net assets of the respective Fund).

Fund	Sub-Advisory Fee
Forward Credit Analysis Long/Short Fund	0.50%
Forward International Small Companies Fund	0.60% up to and including $250 million 0.575% over $250 million up to and including $500 million 0.55% over $500 million up to and including $1 billion 0.525% over $1 billion
Forward Tactical Growth Fund	0.60% up to and including $1 billion 0.55% over $1 billion

Discussions regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and investment sub-advisory contracts for the Funds are available in Forward Funds’ annual and semi-annual reports for the fiscal year ended December 31, 2014 and the period ended June 30, 2015, respectively.

As described in the prospectuses, the Investment Advisor has agreed to limit the total expenses of certain of the Funds through the dates indicated to the annual rates stated below. Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by the Fund to the Investment Advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred. There is no assurance that these expense limitations will be continued beyond the dates indicated.

Fund	Class	End Date	Expense Limit
Forward Credit Analysis Long/Short Fund	Investor Class	April 30, 2017	1.79%
Forward Credit Analysis Long/Short Fund	Institutional Class	April 30, 2017	1.44%
Forward Credit Analysis Long/Short Fund	Class A	April 30, 2017	1.94%
Forward Credit Analysis Long/Short Fund	Class C	April 30, 2017	2.39%
Forward Credit Analysis Long/Short Fund	Advisor Class	April 30, 2017	1.49%
Forward Dynamic Income Fund	Investor Class	April 30, 2017	1.34%
Forward Dynamic Income Fund	Institutional Class	April 30, 2017	0.99%
Forward Dynamic Income Fund	Class A	April 30, 2017	1.49%
Forward Dynamic Income Fund	Class C	April 30, 2017	1.94%
Forward Dynamic Income Fund	Advisor Class	April 30, 2017	1.04%
Forward Emerging Markets Fund	Investor Class	April 30, 2017	1.74%
Forward Emerging Markets Fund	Institutional Class	April 30, 2017	1.39%
Forward Emerging Markets Fund	Class C	April 30, 2017	2.34%
Forward Emerging Markets Fund	Advisor Class	April 30, 2017	1.44%
Forward Frontier Strategy Fund	Investor Class	April 30, 2017	1.29%
Forward Frontier Strategy Fund	Institutional Class	April 30, 2017	0.99%
Forward Frontier Strategy Fund	Advisor Class	April 30, 2017	0.99%
Forward Frontier Strategy Fund	Class Z	April 30, 2017	0.89%
Forward Income Builder Fund	Investor Class	April 30, 2017	0.89%
Forward Income Builder Fund	Institutional Class	April 30, 2017	0.39%
Forward Income Builder Fund	Class A	April 30, 2017	0.64%
Forward Income Builder Fund	Class C	April 30, 2017	1.39%
Forward International Dividend Fund	Investor Class	April 30, 2017	1.34%
Forward International Dividend Fund	Institutional Class	April 30, 2017	0.99%
Forward International Dividend Fund	Class A	April 30, 2017	1.49%
Forward International Dividend Fund	Class C	April 30, 2017	1.94%
Forward International Dividend Fund	Advisor Class	April 30, 2017	1.04%
Forward International Small Companies Fund	Investor Class	April 30, 2017	1.64%
Forward International Small Companies Fund	Institutional Class	April 30, 2017	1.29%
Forward International Small Companies Fund	Class C	April 30, 2017	2.24%
Forward International Small Companies Fund	Advisor Class	April 30, 2017	1.34%
Forward Investment Grade Fixed-Income Fund	Investor Class	April 30, 2017	1.15%
Forward Investment Grade Fixed-Income Fund	Institutional Class	April 30, 2017	0.75%
Forward Investment Grade Fixed-Income Fund	Class Z	April 30, 2017	0.65%
Forward Multi-Strategy Fund	Investor Class	April 30, 2017	0.89%
Forward Multi-Strategy Fund	Institutional Class	April 30, 2017	0.39%
Forward Multi-Strategy Fund	Class A	April 30, 2017	0.74%
Forward Multi-Strategy Fund	Class C	April 30, 2017	1.39%
Forward Select Opportunity Fund	Investor Class	April 30, 2017	1.58%
Forward Select Opportunity Fund	Institutional Class	April 30, 2017	1.23%
Forward Select Opportunity Fund	Class A	April 30, 2017	1.73%
Forward Select Opportunity Fund	Class C	April 30, 2017	2.18%
Forward Select Opportunity Fund	Advisor Class	April 30, 2017	1.28%
Forward Total MarketPlus Fund	Investor Class	April 30, 2017	1.25%
Forward Total MarketPlus Fund	Institutional Class	April 30, 2017	0.85%
Forward Total MarketPlus Fund	Class Z	April 30, 2017	0.75%

With respect to the Forward International Small Companies Fund (non-cash portion), the Sub-Advisor has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the prospectus, provided that the net minimum sub-advisory fee payable to the Sub-Advisor will be 0.30%.

Portfolio Managers

Broadmark Asset Management, LLC:

Forward Tactical Growth Fund

Christopher J. Guptill is responsible for the day-to-day management of the Forward Tactical Growth Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Guptill managed as of December 31, 2014:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	3	$920.7	8	$0.0
Other Pooled Investment Vehicles	3	$34.8	3	$34.8
Other Accounts	12	$737.2	2	$3.4

Potential conflicts of interest may arise because Broadmark engages in portfolio management activities for other clients. Broadmark has adopted a portfolio security aggregation and allocation policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. When practicable, buy and sell trades are aggregated and subsequently allocated based on the size of the target position of that security for each client account and the portion of that target position represented by the share quantity included in the aggregated trade. The prices of securities allocated are at the average share price for all transactions in that security for a given aggregated trade order, with all transaction costs shared on a pro rata basis.

Mr. Guptill receives a fixed annual salary and discretionary bonus compensation based upon the profitability of Broadmark in which he has significant ownership.

Pictet Asset Management Limited:

Forward International Small Companies Fund (Non-Cash Portion)

PAM Ltd constructs the portfolio of the Forward International Small Companies Fund using a team approach. Bill Barker, Head and Senior Investment Manager, Small Cap Equities Team, Justin Hill, Senior Investment Manager, and Oliver Knobloch, Senior Investment Manager are the four portfolio managers with the most significant responsibility for the day-to-day management of the Forward International Small Companies Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that the team managed as of December 31, 2014:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	1	$162.0	0	$0.0
Other Pooled Investment Vehicles	1	$308.0	0	$0.0
Other Accounts	3	$437.0	1	$144.0

Potential conflicts of interests or duties may arise because PAM Ltd engages in regulated activities for other clients. PAM Ltd may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees.

If any conflict or potential conflict arises, PAM Ltd seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and PAM Ltd uses its best efforts to obtain fair treatment of the Fund. In addition, PAM Ltd’s employees are required to adhere to the PAM’s code of practice concerning personal dealings.

For the investment staff and senior management team, base pay (which is determined by the rank and tenure of the employee) comprises 50-60% of the total compensation package – the remaining percentage is structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, PAM uses Balanced Scorecards, which incorporate a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of PAM’s business plan and weighted according to its relative significance, to enable a direct link to be made between the calculation of the discretionary element of the package to over or under performance in certain key areas, including investment performance, clients, financials, proc-

ess and innovation and people and skills. For the Forward International Small Companies Fund, the investment performance component of the Balanced Scorecards is based on pre-tax performance relative to peer group performance (where available) and relative to the MSCI All Country World Index ex-USA; MSCI Emerging Markets Index; and MSCI EAFE Small Companies Index, respectively. The performance period measured is 50% of the current year being measured and 50% of the rolling 3 years, annualized.

Pacific Investment Management Company LLC:

Forward Credit Analysis Long/Short Fund

PIMCO’s fixed income portfolio group works on a team or consensus basis, so all accounts with similar objectives will have similar structures. The group’s structure can best be described as a hub and spoke system, with seven senior generalist portfolio managers being the hub, receiving input from many specialists. The sector specialists relay information, provide strategic ideas and trading strategies and assist with execution. One generalist is assigned to each of PIMCO’s accounts.

The Forward Credit Analysis Long/Short Fund is team managed by Joseph Deane, Executive Vice President and head of municipal bond portfolio management for PIMCO, and David Hammer, Executive Vice President and municipal bond portfolio manager for PIMCO. Mr. Deane leads the Fund’s investment team. The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Deane managed as of December 31, 2014 and Mr. Hammer managed as of September 1, 2015:

Mr. Deane

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	21	$5,089.0	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	11	$1,062.4	0	$0.0

Mr. Hammer

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	17	$4,115.7	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

PIMCO anticipates that the needs of the Fund for services may create certain issues, including the following; although this would not necessarily be different for PIMCO’s other accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other account managed by PIMCO may invest in a transaction in which the Fund or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation – PIMCO has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Forward Management, LLC:

Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds. For example, the nature and amount of compensation paid to Forward Management may be different in that certain accounts are subject to asset-based fees and other accounts are subject to performance-based fees. Forward Management and its personnel may also have differing investment or pecuniary interests in different accounts managed by Forward Management, and the personnel may have differing compensatory interests with respect to different accounts. Forward Management faces a potential conflict of interest when (i) the actions taken on behalf of one account may impact other similar or different accounts (e.g., where accounts have the same or similar investment strategies or otherwise compete for investment opportunities, have potentially conflicting investment strategies or investments, or have differing ability to engage in short sales and economically similar transactions) and/ or (ii) Forward Management and its personnel have differential interests in such accounts (e.g., where Forward Management or its related persons are exposed to different potential for gain or loss through differential ownership interests or compensation structures) because Forward Management may have an incentive to favor certain accounts over others that may be less lucrative. Such conflicts may present particular concern when, for example, Forward Management places, or allocates the results of, securities transactions that Forward Management believes could more likely result in favorable performance, engages in cross trades, or executes potentially conflicting or competing investments. To mitigate these conflicts, Forward Management’s policies and procedures seek to ensure that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of Forward Management’s (or such personnel’s) pecuniary, investment, or other financial interests, and to ensure fair and equitable allocation of investment opportunities among its clients over time.

Portfolio Management Teams

Allocation Funds, Forward Frontier Strategy Fund, Forward International Small Companies Fund (cash portion), and Forward Total MarketPlus Fund. The Funds are team managed by Nathan J. Rowader, Senior Portfolio Manager, Paul Broughton, CFA, Assistant Portfolio Manager, and David Janec, Portfolio Manager.

Forward Commodity Long/Short Strategy Fund and its Subsidiary. The Fund and its Subsidiary are team managed by Roberto M. Croce, Ph.D., Director of Quantitative Research, Salient, Lee G. Partridge, Chief Investment Officer, Nathan J. Rowader, Senior Portfolio Manager, and David Janec, Portfolio Manager.

Forward Dynamic Income Fund. The Fund is team managed by David L. Ruff, CFA, Portfolio Manager, Paul Broughton, CFA, Assistant Portfolio Manager, Randall T. Coleman, CFA, Portfolio Manager, Bruce R. Brewington, Portfolio Manager, and Eric Sagmeister, Portfolio Manager.

Forward EM Corporate Debt Fund and Forward High Yield Bond Fund. The Funds are team managed by James P. Sivco, CFA, Senior Portfolio Manager, and David C. Hinman, CFA, Senior Portfolio Manager.

Forward Emerging Markets Fund and Forward International Dividend Fund. The Funds are team managed by David L. Ruff, CFA, Portfolio Manager, Randall T. Coleman, CFA, Portfolio Manager, Bruce R. Brewington, Portfolio Manager, and Eric Sagmeister, Portfolio Manager.

Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, and Forward Select Opportunity Fund. The Funds are team managed by Joel Beam, Portfolio Manager, Ian Goltra, Portfolio Manager, Michael McGowan, Portfolio Manager, and Aaron Visse, CFA, Portfolio Manager.

Forward Investment Grade Fixed-Income Fund. The Fund is team managed by Lee G. Partridge, Chief Investment Officer, Nathan J. Rowader, Senior Portfolio Manager, and David Janec, Portfolio Manager.

Compensation

The compensation of all Forward Management portfolio managers (except Mr. Partridge) consists of a fixed salary and bonus. The bonus payment is awarded based on product revenue and discretionary assessment by senior members of the team of each team member’s performance in the management of the portfolio.

In addition to fixed salary and bonus, Mr. Beam’s compensation also consists of participation in the Salient Partners Long Term Equity Incentive Program, a program which would compensate Mr. Beam based on long-term enterprise value creation.

Mr. Partridge’s compensation consists of a base salary and variable compensation based on the financial performance of the Investment Advisor and its affiliates, including that of the strategies for which he serves as Portfolio Manager and for which he provides oversight in his capacity as Chief Investment Officer.

Other Accounts Managed

The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Forward Management’s portfolio managers managed as of December 31, 2014 (except as otherwise noted):

Joel Beam

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	6	$2,105.7	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

Bruce Brewington

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	5	$389.9	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	340	$225.0	0	$0.0

Paul Broughton

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	11	$426.8	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	399	$244.4	0	$0.0

Randall Coleman

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	5	$389.9	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	399	$244.4	0	$0.0

Roberto M. Croce (information as of June 30, 2015)

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	3	$159.4	0	$0.0
Other Pooled Investment Vehicles	3	$387.4	2	$46.9
Other Accounts	18	$2.0	0	$0.0

Ian Goltra

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	6	$2,105.7	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

David C. Hinman (information as of June 30, 2015)

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	1	$333.0	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

David Janec

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	11	$317.6	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

Michael McGowan

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	6	$2,105.7	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

Lee G. Partridge

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	11	$2,306.0	0	$0.0
Other Pooled Investment Vehicles	20	$1,426.0	3	$478.0
Other Accounts	4,301	$15,130.0	3	$10,591.0

Nathan J. Rowader

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	12	$439.3	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

David L. Ruff

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	5	$389.9	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	340	$225.0	0	$0.0

Eric Sagmeister

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	5	$389.9	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	340	$225.0	0	$0.0

James P. Sivco (information as of June 30, 2015)

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	0	$0.0	0	$0.0
Other Pooled Investment Vehicles	2	$27.9	0	$0.0
Other Accounts	0	$0.0	0	$0.0

Aaron Visse

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Total Assets Managed for which Advisory Fee is Performance-Based (in Millions)
Registered Investment Companies	7	$2,108.3	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

The following table sets forth information regarding the ownership of the Funds by the portfolio managers responsible for the day-to-day management of each Fund’s portfolio.

Information as of December 31, 2014 (except as otherwise noted)

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*
Nathan J. Rowader	Forward Balanced Allocation Fund	A
Paul Broughton	Forward Balanced Allocation Fund	A
David Janec	Forward Balanced Allocation Fund	A
Roberto M. Croce**	Forward Commodity Long/Short Strategy Fund	A
Lee G. Partridge**	Forward Commodity Long/Short Strategy Fund	A
Nathan J. Rowader	Forward Commodity Long/Short Strategy Fund	A
David Janec	Forward Commodity Long/Short Strategy Fund	A
Joseph Deane	Forward Credit Analysis Long/Short Fund	A
David Hammer***	Forward Credit Analysis Long/Short Fund	A
David Ruff**	Forward Dynamic Income Fund	A

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*
Paul Broughton**	Forward Dynamic Income Fund	A
Randall Coleman**	Forward Dynamic Income Fund	A
Bruce Brewington**	Forward Dynamic Income Fund	A
Eric Sagmeister**	Forward Dynamic Income Fund	A
David C. Hinman	Forward EM Corporate Debt Fund	A
James P. Sivco****	Forward EM Corporate Debt Fund	B
David Ruff	Forward Emerging Markets Fund	C
Randall Coleman	Forward Emerging Markets Fund	C
Bruce Brewington	Forward Emerging Markets Fund	C
Eric Sagmeister	Forward Emerging Markets Fund	A
Nathan J. Rowader	Forward Frontier Strategy Fund	A
Paul Broughton	Forward Frontier Strategy Fund	B
David Janec	Forward Frontier Strategy Fund	C
Joel Beam	Forward Global Infrastructure Fund	B
Ian Goltra	Forward Global Infrastructure Fund	E
Michael McGowan	Forward Global Infrastructure Fund	B
Aaron Visse	Forward Global Infrastructure Fund	E
Nathan J. Rowader	Forward Growth & Income Allocation Fund	A
Paul Broughton	Forward Growth & Income Allocation Fund	A
David Janec	Forward Growth & Income Allocation Fund	A
Nathan J. Rowader	Forward Growth Allocation Fund	A
Paul Broughton	Forward Growth Allocation Fund	A
David Janec	Forward Growth Allocation Fund	A
James P. Sivco****	Forward High Yield Bond Fund	B
David C. Hinman****	Forward High Yield Bond Fund	A
Nathan J. Rowader	Forward Income Builder Fund	A
Paul Broughton	Forward Income Builder Fund	B
David Janec	Forward Income Builder Fund	B
David L. Ruff	Forward International Dividend Fund	E
Randall Coleman	Forward International Dividend Fund	E
Bruce Brewington	Forward International Dividend Fund	E
Eric Sagmeister	Forward International Dividend Fund	D
Joel Beam	Forward International Real Estate Fund	B
Ian Goltra	Forward International Real Estate Fund	D
Michael McGowan	Forward International Real Estate Fund	E
Aaron Visse	Forward International Real Estate Fund	B
Oliver Knobloch	Forward International Small Companies Fund	A
Justin Hill	Forward International Small Companies Fund	A
Bill Barker	Forward International Small Companies Fund	A
Nathan J. Rowader	Forward International Small Companies Fund	A
Paul Broughton	Forward International Small Companies Fund	A
David Janec	Forward International Small Companies Fund	A
Lee G. Partridge	Forward Investment Grade Fixed-Income Fund	A
Nathan J. Rowader	Forward Investment Grade Fixed-Income Fund	C
David Janec	Forward Investment Grade Fixed-Income Fund	A
Nathan J. Rowader	Forward Multi-Strategy Fund	A
Paul Broughton	Forward Multi-Strategy Fund	B
David Janec	Forward Multi-Strategy Fund	A
Joel Beam	Forward Real Estate Fund	B
Ian Goltra	Forward Real Estate Fund	D
Michael McGowan	Forward Real Estate Fund	B
Aaron Visse	Forward Real Estate Fund	C
Joel Beam	Forward Real Estate Long/Short Fund	B
Ian Goltra	Forward Real Estate Long/Short Fund	D
Michael McGowan	Forward Real Estate Long/Short Fund	B
Aaron Visse	Forward Real Estate Long/Short Fund	C
Joel Beam	Forward Select Income Fund	E

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*
Ian Goltra	Forward Select Income Fund	E
Michael McGowan	Forward Select Income Fund	B
Aaron Visse	Forward Select Income Fund	E
Joel Beam	Forward Select Opportunity Fund	E
Ian Goltra	Forward Select Opportunity Fund	E
Michael McGowan	Forward Select Opportunity Fund	C
Aaron Visse	Forward Select Opportunity Fund	A
Christopher J. Guptill	Forward Tactical Growth Fund	E
Nathan J. Rowader	Forward Total MarketPlus Fund	A
Paul Broughton	Forward Total MarketPlus Fund	B
David Janec	Forward Total MarketPlus Fund	A

*	Key to Dollar Ranges
A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	$100,001 - $500,000
F	$500,001 - $1,000,000
G	Over $1,000,000
**	Information as of June 30, 2015
***	Information as of September 1, 2015
****	Information as of October 20, 2015

Allocation of Investment Opportunities

Because the portfolio managers discussed above generally manage multiple accounts with similar investment objectives and strategies, the Advisor and each Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Advisor’s or Sub-Advisor’s various client accounts. Where the Advisor or a Sub-Advisor seeks to purchase securities for the account of a Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Distributor

The Funds offer their shares to the public on a continuous basis. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated as of April 15, 2012 (the “Distribution Agreement”), between the Trust and the Distributor, Forward Securities, 101 California Street, 16th Floor, San Francisco, California 94111. Forward Securities is 100% owned by Forward Management. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect from April 15, 2012, and shall continue until two years from such date and thereafter shall continue year to year only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Codes of Ethics

The Trust, the Investment Advisor, the Sub-Advisors, and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their trustees, directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics are designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor and Sub-Advisor to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Codes of Ethics and in such a manner to avoid any actual or potential conflicts of interest or abuse, and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor’s and Sub-Advisors’ Codes of Ethics each prohibit personal trading in certain securities by access persons unless they have received written authorization from the respective Advisor or Sub-Advisor. Each Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Access persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction reports with the Investment Advisor or Sub-Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor’s Code of Ethics is designed to clearly state, and inform its access persons about, prohibited activities in which employees may not engage. The Distributor’s Code of Ethics prohibits its access persons from purchasing or selling securities based upon any material non-public information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material non-public information about the Distributor or one of its clients.

The Codes of Ethics of the Trust, the Investment Advisor, the Sub-Advisors, and the Distributor are on public file with and available from the SEC.

Proxy Voting Policies and Procedures

It is the Funds’ policy that proxies received by the Funds are voted in the best interest of the Funds’ shareholders. The Board of Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds’ securities to the Investment Advisor. The Board of Trustees will periodically review and approve the Investment Advisor’s and Sub-Advisors’ proxy voting policies and procedures and any amendments.

Proxy Voting Guidelines

•	Forward Management, LLC

For the Forward Funds portfolios for which it exercises proxy voting authority, Forward Management will vote proxies in the best interests of the Fund. Forward Management has contracted with Glass, Lewis & Co., LLC (“Glass Lewis”) to handle administration and voting of these proxies and has directed Glass Lewis to vote all proxies on behalf of the portfolios of the Forward Funds in accordance with Glass Lewis’ recommendations. Glass Lewis’ proxy analysis is focused on the economic and financial consequences of voting and therefore on improving medium- to long-term value and mitigating risk at public companies. The firm’s approach to enhancing overall corporate value growth through effective proxy voting is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. In addition to corporate governance, Glass Lewis’ research on proxies analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect the quality of board oversight and company transparency.

The following examples illustrate Glass Lewis’ general guidelines with respect to proxy votes in certain areas:

Board of Directors. The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value of the medium- and long-term. Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Governance Structure and the Shareholder Franchise. With respect to anti-takeover measures, Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. However, in certain circumstances, Glass Lewis will recommend supporting a limited poison pill to accomplish a particular objective. Glass Lewis typically recommends that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominations. Glass Lewis reviews cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure.

Governance Shareholder Initiatives. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to promote the furtherance of shareholder rights. It also generally recommends proposals seeking to promote director accountability and to improve compensation practices.

Because Forward Management does not exercise discretion in voting proxies for the Forward Funds portfolios but routinely votes proxies according to the recommendations of Glass Lewis, no potential conflict of interests between Forward Management and the Fund should actually affect the voting of proxies. However, should a conflict arise, Forward Management will use one of the follow-

ing methods to resolve such conflict, provided such method results in a decision to vote the proxies that is based on the Fund’s best interest and is not the product of the conflict:

•	vote as recommended by an additional third-party service if Forward Management utilizes such a service;

•	“echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not clients of Forward Management;

•	if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;

•	if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or

•	if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

•	Broadmark Asset Management, LLC

Statement of Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Broadmark has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures. Broadmark employs the services of Broadridge, an unaffiliated proxy firm, to assist in the electronic record keeping and management of the proxy process with respect to client securities.

Proxy Voting Procedures

Broadridge, through its ProxyEdge voting service, notifies Broadmark of annual meetings and ballots and provides the ability to manage, track, reconcile and report proxy voting through electronic delivery of ballots, online voting, integrated reporting and record keeping. The Director of Investment Operations is responsible for monitoring and cross referencing holdings and account information pertaining to the proxy received from ProxyEdge while the Chief Compliance Officer oversees the process to assure that all proxies are being properly voted and appropriate records are being retained.

All proxies received by Broadmark are sent to the Portfolio Manager. The Portfolio Manager then reviews the information and votes according to the guidelines set forth below.

Voting Guidelines

In the absence of specific voting guidelines from the client, Broadmark will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Broadmark believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•

Generally, Broadmark will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•

Generally, Broadmark will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Broadmark shall determine whether a proposal is in the best interests of it clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and Broadmark’s opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

Conflicts of Interest

The Chief Compliance Officer with the Portfolio Manager will identify any conflicts that exist between the interests of Broadmark and its clients. This examination will include a review of the relationship of Broadmark and its affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of Broadmark or an affiliate of Broadmark or has some other relationship with Broadmark or a client of Broadmark.

If a material conflict exists, Broadmark will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Broadmark will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Broadmark determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Broadmark will give the ERISA client the opportunity to vote the proxies themselves.

•	Pacific Investment Management Company LLC

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

•	Pictet Asset Management Limited

PAM (which includes PAM Ltd) has adopted proxy voting policies and procedures whereby it seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, PAM may engage a third party as an independent fiduciary, as necessary, to vote all proxies, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by PAM are reviewed, categorized, analyzed, and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in PAM’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between PAM and a client are referred to PAM’s proxy voting committee for resolution.

With regard to voting proxies of foreign companies, PAM weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, PAM seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, PAM recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, PAM generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. PAM believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, PAM generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, PAM generally votes in accordance with management on issues that PAM believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Although each proxy issue will be considered individually, PAM generally takes the following positions pursuant to the Voting Guidelines. PAM generally opposes anti-takeover provisions and proposals that would result in Board entrenchment. PAM generally approves: (1) routine matters, including the ratification of auditors and the time and place of meetings; (2) the election of Trustees recommended by management; (3) limitations on charitable contributions or fees paid to lawyers; (4) confidential voting; (5) limiting Trustees’ liability; (6) employee stock purchase plans; and (7) establishing pension plans. PAM will consider the following issues on a case-by-case basis: stock compensation to Trustees; elimination of Trustees’ mandatory retirement policy; option and stock grants to management and Trustees; and permitting indemnification of Trustees and/or officers.

Funds’ Proxy Voting Records

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available: (1) without charge, upon request, by calling (800) 999-6809; and (2) filed on Form N-PX on the SEC’s website at www.sec.gov.

Administrative Services and Transfer Agent

ALPS Fund Services, Inc. (hereinafter “AFS,” “Administrator” and “Transfer Agent”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ (or each Fund’s) administrator. As Administrator, AFS performs corporate secretarial, treasury, and blue sky services and acts as fund accounting agent for each Fund.

The Amended and Restated Fund Accounting and Administration Agreement between the Trust and AFS was dated and effective as of April 12, 2010. The Amended and Restated Fund Accounting and Administration Agreement has an initial term of three years and will renew automatically for successive one-year terms.

Pursuant to an Amended and Restated Transfer Agency and Service Agreement dated June 3, 2009 and effective as of June 15, 2009, AFS acts as transfer agent and dividend disbursing agent for the Trust. The Amended and Restated Transfer Agency and Service Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to AFS at P.O. Box 1345, Denver, CO 80201.

AFS has served as administrator for the Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward International Dividend Fund, Forward International Small Companies Fund, and Forward Real Estate Fund since September 12, 2005; the Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Long/Short Fund, and Forward Select Income Fund since June 12, 2009; the Forward Tactical Growth Fund since its inception on September 14, 2009; the Forward Commodity Long/Short Strategy Fund since their inception on January 3, 2011; and the Forward Dynamic Income Fund and Forward Select Opportunity Fund since their inception on July 31, 2013. For its services as Administrator, the Trust pays AFS the greater of a minimum fee or fees based on the annual net assets of the Forward Funds accrued daily and payable monthly by the Funds. For the fiscal years ended December 31, 2014, 2013, and 2012, AFS received from the Trust fees for administrative services totaling $2,461,901, $2,532,511, and $2,601,161, respectively.

In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by the Transfer Agent. Forward Management or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Funds, for transaction processing, recordkeeping or shareholder services. For example, shares in the Funds may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Forward Management or an affiliate or by an unaffiliated third party.

Other Service Providers

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees, and accounting and recordkeeping expenses; Rule 12b-1 fees, if any, and shareholder service fees pursuant to distribution or service plans; costs of designing, printing, and mailing reports, prospectuses, proxy statements, and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Trustees who are not interested persons of the Trust; association dues; costs of stationery and forms prepared exclusively for the Funds; and trade organization dues and fees. In addition, as noted above, the Trust has agreed to pay the Investment Advisor a fee in the amount of $320,000 per annum as compensation for providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

Distribution Plans, Shareholder Services Plans and the Administrative Plan

Distribution Plans

The Funds have adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A, Class B, Class C, and Investor Class shares of the Funds (each a “Distribution Plan” and collectively, the “Distribution Plans”). The purpose of the Distribution Plans is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by them in promoting the sale of shares of a Fund or maintaining or improving services provided to Class A, Class B, Class C, and Investor Class shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plans should help provide reduced shareholder redemptions through established relationships provided by financial intermediaries therefore affording the Investment Advisor and Sub-Advisors the ability to purchase and redeem portfolio securities without forcing the Investment Advisor and Sub-Advisors to make unwanted sales of existing portfolio securities.

Expenses acceptable for payment under the Distribution Plans include, but are not limited to: (i) compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Class A, Class B, Class C, and Investor Class shares of the Funds; (ii) expenses of printing and distributing prospectuses, SAIs and reports to prospective holders of Class A, Class B, Class C, and Investor Class shares of the Funds; (iii) expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to each Class of shares related to implementing and operating the Distribution Plan; (iv) providing information periodically to existing shareholders; (v) forwarding communications from the Trust to shareholders; (vi) responding to inquiries from shareholders regarding their investment in the Funds; (vii) other services qualifying under applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”); (viii) administrative services such as transfer agent and sub-transfer agent services for shareholders; (ix) aggregating and processing purchase and redemption orders for Fund shares; (x) preparing statements for shareholders; (xi) processing dividend payments; (xii) providing sub-accounting services; (xiii) receiving, tabulating, and transmitting proxies executed by shareholders; (xiv) and other personal services in connection with shareholder accounts (collectively “Sales and/or Services Support”). The Funds’ Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

For more information on fees paid by the Fund under the Distribution Plans, please see “Distributions and Shareholder Services Plans” in the Funds’ prospectus. The Funds have not adopted a Distribution Plan with respect to Advisor Class, Class Z or Institutional Class shares of the Funds.

Broker-dealers or others may not be eligible to receive payments under the Distribution Plan for Class C shares until after the twelve-month period following a shareholder purchase in the Class C shares of a particular Fund.

Because the fees under the Distribution Plans are paid out of a Fund’s assets attributable to the Class A, Class B, Class C, and Investor Class shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution Plans are governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of services and expenses that are paid for or reimbursed. Continuance of each Distribution Plan is subject to annual approval by a vote of the Board of Trustees, including a majority of the Independent Trustees and who have no direct or indirect interest in the Distribution Plan or related arrangements, cast in person at a meeting called for that purpose. All material amendments to the Distribution Plan must likewise be approved by separate votes of the Trustees and the Independent Trustees. A Distribution Plan may not be amended in order to increase materially the costs which a Fund bears for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to a Distribution Plan terminates automatically in the event of its assignment, and a Distribution Plan and any agreement pursuant to a Distribution Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of the relevant class or (ii) the Independent Trustees.

For purposes of paying for record-keeping and administrative services under the Distribution Plans, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance over a quarter; however, the Distributor may enter into agreements providing for a different method of calculating “average net asset value.” In addition, the Distributor may suspend or modify any of the Distribution Plans at any time. Payments are subject to the continuation of the Distribution Plans described above and the terms of service agreements between financial intermediaries and the Distributor.

The Funds participate from time to time in joint distribution activities. Fees paid under a Distribution Plan may be used to finance Sales and/or Service Support of other Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds.

For the period January 1, 2014 through December 31, 2014, the following amounts were paid by Forward Securities under the Distribution Plans:

Advertising	Printing and Mailing of Prospectuses to other than current shareholders	Compensation to underwriters	Compensation to broker- dealers	Compensation to sales personnel	Interest, carrying, or other finance charges	Other unallocated payments
Forward Balanced Allocation Fund			$51,431			$15,184
Forward Commodity Long/Short Strategy Fund			$63,475			$18,705
Forward Credit Analysis Long/Short Fund			$188,194			$55,985
Forward Dynamic Income Fund			$1,397			$232
Forward EM Corporate Debt Fund			$544,811			$102,845
Forward Emerging Markets Fund			$9,966			$1,659
Forward Frontier Strategy Fund			$57,276			$9,531
Forward Global Infrastructure Fund			$142,585			$36,207
Forward Growth & Income Allocation Fund			$96,566			$27,467
Forward Growth Allocation Fund			$95,331			$27,786
Forward High Yield Bond Fund			$96,529			$17,815
Forward Income Builder Fund			$52,293			$22,036
Forward International Dividend Fund			$270,385			$84,742
Forward International Real Estate Fund			$189,603			$47,470
Forward International Small Companies Fund			$64,165			$10,678
Forward Investment Grade Fixed-Income Fund			$1,989			$331
Forward Multi-Strategy Fund			$28,026			$8,927
Forward Real Estate Fund			$146,988			$26,323
Forward Real Estate Long/Short Fund			$206,822			$57,668
Forward Select Income Fund			$3,441,855			$829,409
Forward Select Opportunity Fund			$28,976			$5,354
Forward Tactical Growth Fund			$1,044,434			$308,832
Forward Total MarketPlus Fund			$2,294			$382

Shareholder Services Plan

The Funds have also adopted a shareholder services plan, which is separate from the Distribution Plans described above, with respect to Class A, Class B, Class C, Advisor Class, Investor Class, and Institutional Class shares of certain Funds (the “Shareholder Services Plan”). The Trust intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators, and other financial intermediaries or third party service providers a payment each month in connection with non-distribution related services provided to shareholders.

Under the Shareholder Services Plan, ongoing payments may be made to participating organizations for services including, but not limited to; (i) providing information periodically to existing shareholders; (ii) forwarding communications from the Trust to shareholders; (iii) responding to inquiries from shareholders regarding their investment in the Funds; (iv) other services qualifying under applicable rules of FINRA; (v) administrative services such as transfer agent and sub-transfer agent services for shareholders; (vi) aggregating and processing purchase and redemption orders for Fund shares; (vii) preparing statements for shareholders; (viii) processing dividend payments; (ix) providing sub-accounting services; (x) receiving, tabulating, and transmitting proxies executed by shareholders; (xi) and other personal services provided in connection with shareholder accounts (collectively “Shareholder Services”).

For more information on fees paid by the Funds under the Shareholder Services Plan, please see “Distribution and Shareholder Services Plans” in the Funds’ prospectus. The Funds have not adopted a Shareholder Services Plan with respect to Class Z shares of the Funds.

In the event the Shareholder Services Plan is terminated with respect to a Fund or class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Shareholder Services Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Trust’s Board of Trustees, including all of the Independent Trustees. The Shareholder Services Plan must be renewed annually by the Board of Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to a particular class of shares at any time, without any penalty, by such Trustees on 60 days’ written notice.

Any change in the Shareholder Services Plan of the Funds that would amend the Shareholder Services Plan or materially increase the expenses paid by the Funds requires approval by the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Trustees at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plans in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

For purposes of paying for record-keeping and administrative services under the Shareholder Services Plan, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net assets attributable to each class over a quarter; however, the Distributor may enter into agreements with certain financial intermediaries providing for a different method of calculating “average net asset value” during the quarter.

Because fees under the Shareholder Services Plan are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Payments to Intermediaries

The following is a list of the financial intermediaries that Forward Management or its affiliates have entered into ongoing contractual arrangements with to make additional payments as of January 1, 2015. These additional payments are described in more detail in the “Additional Payments to Intermediaries” section of the prospectuses. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since January 1, 2015 are not reflected.

Ameriprise Financial Services, Inc.; Ascensus, Inc.; Bank of Edwardsville, The; Bank of the West; Baylake Bank; Benefit Trust Company; BNY Mellon Investment Servicing Trust Company; Boston Financial Data Services, Inc.; Cetera Investment Services LLC; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Fidelity Brokerage Services LLC; Fidelity Investment Institutional Operations Company, Inc.; First Security Bank; GWFS Equities, Inc.; H Beck, Inc.; Hornor, Townsend & Kent, Inc.;

ICMA RC Services, LLC; ICMA Retirement Corporation; ING Financial Advisors, LLC; Intercarolina Financial Services, Inc.; Investment Center, Inc., The; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC; LPL Financial LLC; Madison Avenue Securities; MBM Securities, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mid Atlantic Capital Corporation; Morgan Stanley & Co., Incorporated; Morgan Stanley Smith Barney LLC; MSCS Financial Services, LLC; Nationwide Investment Services Corp.; Nevada State Bank; NYLIFE Distributors LLC; optionsXpress, Inc.; Pershing LLC; Prudential Insurance Company of America, The; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; Romano Brothers & Co.; SEI Private Trust Company; Sterne, Agee & Leach, Inc.; TD Ameritrade Trust Company; TD Ameritrade Trust Company; TD Ameritrade, Inc.; TIAA-CREF Individual & Institutional Services; Trust Company of America; UBS Financial Services, Inc.; ValMark Securities, Inc.; Vanguard Group, Inc.; Vanguard Marketing Corporation; Vectra Bank Colorado; Wachovia Bank, N.A.; Wedbush Securities Inc.; Wells Fargo Advisors, LLC; Wells Fargo Bank, N.A.; Xerox HR Solutions, LLC; and Zions First National Bank.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds (except the Allocation Funds, Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, Forward Frontier Strategy Fund, and Forward Select Opportunity Fund) is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Board of Trustees without a vote of the holders of a majority of the outstanding shares of a Fund. Any policy not specifically identified as “fundamental” is a non-fundamental policy of the Funds. There can be no assurance that the investment objective of any Fund will be achieved.

The investment objectives of the Allocation Funds and Forward Frontier Strategy Fund, although non-fundamental and may be changed by the Board of Trustees without a vote of the holders of a majority of the outstanding shares of a Fund, are subject to prior shareholder notice requirements. Shareholders of these Funds must be notified at least 60 days prior to any material amendment to the investment objective of these Funds.

The investment objectives of the Forward Commodity Long/Short Strategy Fund, Forward Dynamic Income Fund, and Forward Select Opportunity Fund are non-fundamental and may be changed by the Board of Trustees without a vote of the holders of the outstanding shares of the respective Fund and without prior shareholder notice. In addition, the Forward Commodity Long/Short Strategy Fund, and Forward Select Opportunity Fund may pursue their investment objectives by investing in each Fund’s respective Subsidiary. Each Subsidiary is advised by Forward Management and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Forward Commodity Long/Short Strategy Fund, and Forward Select Opportunity Fund, respectively; however, the Subsidiaries for the Forward Commodity Long/Short Strategy Fund (unlike the Forward Commodity Long/Short Strategy Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Subsidiary for the Forward Select Opportunity Fund may invest without limitation in restricted securities. The Forward Commodity Long/Short Strategy Fund, Forward Select Opportunity Fund and their respective Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, each respective Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Forward Commodity Long/Short Strategy Fund, and Forward Select Opportunity Fund. By investing in the respective Subsidiary, the Forward Commodity Long/Short Strategy Fund, and Forward Select Opportunity Fund are indirectly exposed to the risks associated with the respective Subsidiary’s investments. The derivatives and other investments held by the respective Subsidiary are generally similar to those held by the Forward Commodity Long/Short Strategy Fund, and Forward Select Opportunity Fund and are subject to the same risks that apply to similar investments if held directly by the Forward Commodity Long/Short Strategy Fund and Forward Select Opportunity Fund. See below under “Additional Investment Techniques and Risks – Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Forward Commodity Long/Short Strategy Fund’s Subsidiary and Forward Select Opportunity Fund’s Subsidiary.

The following Funds have names which suggest a focus on a particular type of investment: the Forward EM Corporate Debt Fund, Forward Emerging Markets Fund, Forward Global Infrastructure Fund, Forward High Yield Bond Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward International Small Companies Fund, Forward Investment Grade Fixed-Income Fund, Forward Real Estate Fund, and Forward Real Estate Long/Short Fund. In accordance with Rule 35d-1 under the 1940 Act, each of these Funds has adopted an investment policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name. This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. A Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy of each of these Funds may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by one of these Funds of its 80% investment policy covered by Rule 35d-1.

For purposes of a Fund’s policy to invest 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a particular type of investment, “net assets” includes not only the amount of the Fund’s net assets attributable to the particular type of investment, but also a Fund’s net assets that are segregated or “earmarked” on the Fund’s books and records or being used for collateral, in accordance with procedures established by the Board of Trustees and applicable regulatory guidance, or otherwise used to cover such investment exposure.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below that are designated as fundamental may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A majority of a Fund’s outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

If a percentage restriction on investment or use of assets discussed in this SAI or any prospectus is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

Fundamental Investment Restrictions of the Allocation Funds

As a matter of fundamental policy:

1.

With respect to 75% of its total assets, each Allocation Fund may not purchase any security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government Securities”) or securities of other investment companies) if as a result: (i) more than 5% of an Allocation Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer, or (ii) an Allocation Fund would hold more than 10% of the outstanding voting securities of a single issuer. Changes in the market value of an Allocation Fund’s assets after the time of purchase do not affect the aforementioned calculations.

2.

Each Allocation Fund may not purchase the securities of any issuer (other than U.S. Government Securities or securities of other investment companies) if, as a result, more than 25% of the Allocation Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry. With respect to this restriction, in accordance with each Allocation Fund’s “Principal Investment Strategy” as set forth in the “Fund Summary” sections of the prospectuses, each Allocation Fund may invest more than 25% of its assets in any one underlying Forward Fund. Each Allocation Fund treats the assets of the underlying Forward Fund in which it invests as its own for purposes of this restriction.

3.	Each Allocation Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act.

4.	Each Allocation Fund may not purchase or sell commodities or commodities contracts.

The Allocation Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit an Allocation Fund, subject to the Allocation Fund’s investment objective and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in options, futures contracts, options on futures contracts, securities, or other instruments, including but not limited to swap agreements and commodity-linked structured notes, that are linked to or backed by commodities or indices, subject to compliance with any applicable provisions of the federal securities or commodities laws.

5.	Each Allocation Fund may not make loans, except to the extent permitted under the 1940 Act and the rules promulgated thereunder, as may be amended from time to time.

6.

Each Allocation Fund may not underwrite the securities of other issuers, except to the extent that an Allocation Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities or in connection with the investment in other investment companies.

7.

Each Allocation Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Funds from investing in securities or other instruments backed by real estate (e.g., REITs) or securities of companies engaged in the real estate business).

Other Investment Restrictions of the Allocation Funds

In addition to the fundamental investment restrictions listed above, the Funds have also adopted the non-fundamental investment restrictions set forth below. These non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

Non-Fundamental Investment Restrictions of the Allocation Funds

1.	Each Allocation Fund will not purchase securities on margin, except for short-term credits necessary for clearance of purchases and sales of portfolio securities.

2.

Each Allocation Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3.

Each Allocation Fund will not purchase any security if, as a result, more than 15% of its net assets (at current value, not only at time of purchase) would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. For the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

Fundamental Investment Restrictions of the Forward Dynamic Income Fund and Forward Select Opportunity Fund

As a matter of fundamental policy:

1.

Each Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result more than 25% of a Fund’s total assets, taken at market value at the time of investment, would be invested in the securities of issuers whose principal business activities are in the same industry.

2.	Each Fund may not issue senior securities or borrow money, except to the extent permitted under applicable securities laws.

3.	Each Fund may purchase or sell commodities to the extent permitted by applicable law from time to time.

4.	Each Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations promulgated thereunder, and any applicable exemptive relief.

5.

Each Fund may not act as an underwriter of securities of other issuers, except to the extent that a Fund may be considered an underwriter under applicable securities laws in the disposition of portfolio securities or in the purchase of securities directly from the issuer thereof.

6.

Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this policy shall not prevent the Funds from investing in securities or other instruments backed by real estate (e.g., REITs) or in securities of issuers engaged in the real estate business.

Other Investment Restrictions of the Forward Dynamic Income Fund and Forward Select Opportunity Fund

In addition to the fundamental investment restrictions listed above, the Funds have also adopted the non-fundamental investment restrictions set forth below. These non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

Non-Fundamental Investment Restrictions of the Forward Dynamic Income Fund and Forward Select Opportunity Fund

Each Fund will not invest in securities of other registered investment companies in reliance on subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, absent specific exemptive relief, a Fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, and (iii) invest more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Additional Fund Policies of the Forward Dynamic Income Fund and Forward Select Opportunity Fund

For purposes of the Funds’ policy regarding concentration in a particular industry under Fundamental Investment Restriction 1 above, with respect to a Fund’s investment in an ETF, the Fund will look through each ETF to the issuer of the securities held by the ETF, as if the Fund had invested in those securities directly. Similarly, pending further regulatory guidance or industry developments, with respect to the Fund’s investment in swap agreements, the Fund will look through each swap agreement to the reference issuers (i.e., the issuer of the reference investment) that constitute the swap agreement’s reference investment (i.e., the underlying asset or invest-

ment to which a swap agreement relates), as if the Fund had invested directly in those issuers in the same proportion to which each issue contributes to the reference investment.

For purposes of the Funds’ policy with respect to issuing senior securities or borrowing money under Fundamental Investment Restriction 2 above, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, is not deemed to include the borrowing or the issuance of senior securities provided such transactions are “covered” in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.

The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 3 above to permit a Fund, subject to the Fund’s investment objective and general investment policies (as stated in the prospectuses and elsewhere in this Statement of Additional Information), to invest in options and futures contracts or securities or other instruments backed by commodities, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Fundamental Investment Restrictions of the Funds (other than the Allocation Funds, Forward Dynamic Income Fund and Forward Select Opportunity Fund)

As a matter of fundamental policy:

1.

With the exception of the Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward EM Corporate Debt Fund, Forward Frontier Strategy Fund, Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, and Forward Select Income Fund, with respect to 75% of its total assets, each Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result: (i) more than 5% of a Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of a single issuer. Changes in the market value of a Fund’s assets after the time of purchase do not affect the aforementioned calculations. The Forward Commodity Long/Short Strategy Fund, Forward Credit Analysis Long/Short Fund, Forward Frontier Strategy Fund, Forward International Real Estate Fund, and Forward Real Estate Fund have each elected to qualify as non-diversified series of the Trust.

2.

With the exception of the Forward Global Infrastructure Fund, Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, and Forward Select Income Fund, each Fund may not purchase the securities of any issuer (other than U.S. Government Securities or securities of other investment companies) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (other than the Forward Commodity Long/Short Strategy Fund in which more than 25% of the Fund’s total assets may be indirectly exposed to a group of industries linked to one or more of the commodity sectors of an index). The Forward Global Infrastructure Fund will invest its assets such that more than 25% of the Fund’s total assets will be invested in the securities of issuers in the infrastructure industry. The Forward International Real Estate Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, and Forward Select Income Fund will each invest their assets such that more than 25% of each Fund’s total assets will be invested in the securities of issuers in the real estate industry.

3.	Each Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act.

4.

Each Fund (except for the Forward Commodity Long/Short Strategy Fund) may not purchase or sell commodities or commodities contracts. The Forward Commodity Long/Short Strategy Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit a Fund, subject to the Fund’s investment objective and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in options, futures contracts, options on futures contracts, securities, or other instruments, including but not limited to swap agreements and commodity-linked structured notes, that are linked to or backed by commodities or indices, subject to compliance with any applicable provisions of the federal securities or commodities laws.

5.	Each Fund may not make loans, except to the extent permitted under the 1940 Act and the rules promulgated thereunder, as may be amended from time to time.

6.

Each Fund may not underwrite the securities of other issuers, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with the investment in other investment companies.

7.

Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate (e.g., REITs) or securities of companies engaged in the real estate business).

8.

With the exception of the Forward Frontier Strategy Fund, Forward Global Infrastructure Fund, Forward High Yield Bond Fund, Forward International Real Estate Fund, Forward Investment Grade Fixed-Income Fund, Forward Real Estate Long/Short Fund, Forward Select Income Fund, Forward Tactical Growth Fund, and Forward Total MarketPlus Fund, each Fund may not purchase securities on margin, except for short-term credits necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with certain “covered” transactions such as options, futures, options on futures and short positions.

Other Investment Restrictions of the Funds (other than the Allocation Funds, Forward Dynamic Income Fund and Forward Select Opportunity Fund)

In addition to the fundamental investment restrictions listed above, the Funds have also adopted the non-fundamental investment restrictions set forth below. These non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

Non-Fundamental Investment Restrictions of the Funds (other than the Allocation Funds, Forward Dynamic Income Fund and Forward Select Opportunity Fund)

Each Fund will not invest in securities of other registered investment companies in reliance on subparagraphs (F) or (G) of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, absent specific exemptive relief, a Fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, and (iii) invest more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

For purposes of the following non-fundamental restrictions numbered 1 through 4, the term “Fund” refers to the Forward High Yield Bond Fund only.

1.	The Fund may not invest more than 5% of its net assets in inverse floaters.

2.	The Fund may not invest more than 5% of its net assets in privately-issued STRIPS.

3.

The Fund may not invest in Municipal Securities (debt securities issued by states, counties, and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States).

4.

Under normal circumstances, no more than 20% of the net assets of the Fund will be comprised of cash or cash equivalents, as discussed below, exclusive of the assets that are segregated or “earmarked” for purposes of meeting segregation requirements under Section 18 of the 1940 Act. The Fund may invest up to 20% of its net assets in:

(i)

Obligations (including certificates of deposit and bankers’ acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term “certificates of deposit” includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. “Eurodollars” are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

(ii)

Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of “eligible quality” as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by Forward Management and/or the Fund’s sub-advisor.

“Eligible quality,” for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A1/P1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality, as determined by Forward Management and/or the Fund’s sub-advisor, under the supervision of the Board of Trustees.

Additional Fund Policies of the Funds (other than the Allocation Funds, Forward Dynamic Income Fund and Forward Select Opportunity Fund)

For purposes of the Fund’s policy regarding concentration in a particular industry under Fundamental Investment Restriction 2 above, with respect to the Fund’s investment in an ETF, the Fund will look through each ETF to the issuer of the securities held by the ETF, as if the Fund had invested in those securities directly. Similarly, pending further regulatory guidance or industry developments, with respect to the Fund’s investment in swap agreements, the Fund will look through each swap agreement to the reference issuers (i.e., the issuer of the reference investment) that constitute the swap agreement’s reference investment (i.e., the underlying asset or investment to which a swap agreement relates), as if the Fund had invested directly in those issuers in the same proportion to which each issue contributes to the reference investment.

For purposes of the Fund’s policy with respect to issuing senior securities or borrowing money under Fundamental Investment Restriction 3 above, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, is not deemed to include the borrowing or the issuance of senior securities provided such transactions are “covered” in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.

The Funds (except the Forward Commodity Long/Short Strategy Fund) interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit a Fund, subject to the Fund’s investment objective and general investment policies (as stated in the prospectuses and elsewhere in this Statement of Additional Information), to invest in options and futures contracts or securities or other instruments backed by commodities, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Forward Commodity Long/Short Strategy Fund interprets its policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Fund, subject to restrictions described in the prospectuses and elsewhere in this SAI, to purchase or sell commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured notes, options, futures contracts and options on futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments linked to or backed by physical commodities or by indices, subject to compliance with any applicable provisions of the federal securities or commodities laws.

ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds’ investments is set forth below. Unless otherwise indicated above in “Investment Restrictions” or below, the following discussion pertains to each of the Funds. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Certain of the Funds may be restricted or prohibited from using certain of the investment techniques described below, as indicated under the heading “Investment Restrictions.”

Bank Obligations

Certain Funds may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances, along with notes issued by banking institutions, are only as secure as the creditworthiness of the issuing or accepting depository institution. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Borrowing

Each Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Commercial Paper and Variable Amount Demand Master Notes

A Fund may invest in commercial paper, which represent short-term unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A Fund may also invest in variable amount demand master notes, which are corporate obligations of issuing organizations that share the credit profile of commercial paper (e.g., banks or corporations). The distinct difference between commercial paper and variable amount demand master notes is in the liquidity characteristics of the issuance. While commercial paper is mostly negotiable, with a robust secondary trading market for rated issuers, variable amount demand master notes are issued by a bank or corporation and liquidated on demand. Further, there is no secondary market for variable amount demand master notes. Typically the issuance of a variable amount demand master note consists of two parts, an “A” note and a “B” note. Both carry an interest rate higher than the commercial paper issued by the same issuer, meant to compensate for the increased liquidity risk. Most often the “A” note is for a fixed investment amount, and can only be redeemed with a fixed notice, such as six to twelve months. The “B” note can be redeemed at any time for any amount presently outstanding.

In selecting commercial paper and other corporate obligations for investment by a Fund, Forward Management and/or a Fund’s sub-advisor also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, Forward Management and/or a Fund’s sub-advisor will promptly reassess whether that security presents credit risks consistent with the Fund’s credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund’s credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Forward Management and/or a Fund’s sub-advisor determines that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid and only if they are determined to be so in compliance with procedures approved by the Board of Trustees.

Commodity-Linked Securities

A Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. A Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in a subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, Forward Management seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund and/or a subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on a Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

The Forward Commodity Long/Short Strategy Fund typically invests in commodity-linked investments whose returns are linked to the return of an index. However, the Fund is not an index fund; and Forward Management may make allocations that differ from the weightings in the index.

Convertible Securities

A Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures, and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objective.

In carrying out this policy, a Fund may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer’s common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Funds will purchase only those convertible securities which have underlying common stock with potential for long-term growth in the opinion of Forward Management and/or a Fund’s sub-advisor. Certain Funds will only invest in investment-grade convertible securities (those rated in the top four categories by either S&P or Moody’s).

Counterparty Credit Risk

Many types of commodity and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease. In addition, a Fund may invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent a Fund focuses its investments in a limited number of issuers, it will be more susceptible to the risks associated with those issuers.

Cybersecurity Risk

The use of technology has become more prevalent in the Funds’ management and operations. As a result, the Funds have become more susceptible to risks associated with breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption and/or destruction, or lose operational capacity. Cybersecurity breaches may involve unauthorized access to the Funds’ digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). A cybersecurity breach may result in financial losses to the Funds; the inability of the Funds to process transactions or conduct trades; delays or mistakes in materials provided to shareholders or the calculation of Funds’ net asset values; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. In addition, the foregoing risks may adversely impact the Investment Advisor, the Distributor and other service providers to the Funds, as well as financial intermediaries, companies in which the Funds invest and parties with which the Funds do business, which could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries.

Cybersecurity breaches of the Funds’ third party service providers or issuers that the Funds invest in can also subject the Funds to many of the same risks associated with direct cybersecurity breaches. While measures have been developed that are designed to reduce cybersecurity risks, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact, including companies in which the Funds invest.

Debt Securities

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value and could also impact the amount of income a Fund generates through debt investments. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See “Variable and Floating Rate Securities.” The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. An issuer of a debt security may repay principal prior to a security’s maturity, which can adversely affect a Fund’s yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and making a Fund’s net asset value more volatile.

Certain Funds may invest in debt securities that are rated between “BBB” and as low as “CCC” by S&P and between “Baa” and as low as “Caa” by Moody’s or, if unrated, are of equivalent investment quality as determined by Forward Management and/or a Fund’s sub-advisor. Such debt securities may include preferred stocks, investment-grade corporate bonds, debentures and notes, and other similar corporate debt instruments, convertible securities, municipal bonds, and high-quality short-term debt securities such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the U.S. government or its agencies, and demand and time deposits of domestic banks, U.S. branches and subsidiaries of foreign banks and foreign branches of U.S. banks. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. Investments in corporate debt securities that are rated below investment grade (rated below “BBB” by S&P or “Baa” by Moody’s) are considered speculative with respect to the issuer’s ability to pay interest and repay principal.

Rating agencies may periodically change the rating assigned to a particular security. If a debt security satisfies a Fund’s minimum rating requirement when purchased, a subsequent downgrade does not require the sale of the security, but Forward Management and/or a Fund’s sub-advisor will consider which action is in the best interest of a Fund and its shareholders, including the sale of the security.

Bonds that are rated “Baa” by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated “BBB” by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated “D” by S&P are the lowest rated class of bonds and generally are in payment default. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher-rated securities, high-risk, low-rated debt securities (commonly referred to as “junk bonds”) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low-rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low-rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities. In addition, the use of credit ratings as the sole method of evaluating low-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of low-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was most recently rated.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses seeking recovery.

Depositary Receipts

A Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying secu-

rities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Derivative Instruments

Certain Funds may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. A Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. A Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will segregate or “earmark” assets determined to be liquid by Forward Management and/or the Fund’s sub-advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging the portfolio of the Fund as described below.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of Forward Management and/or the Fund’s sub-advisor to correctly forecast interest rates and other economic factors. If Forward Management and/or a Fund’s sub-advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. A Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves the exercise of skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs, which will be borne by the Fund.

Privately negotiated derivatives typically may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a privately negotiated derivative prior to its scheduled termination date, which creates a possibility of increased volatility and/or decreased liquidity for the Fund.

Investment in futures-related and commodity-linked derivatives may subject a Fund to additional risks, and in particular may subject a Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), a Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if a Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

Diversification

A Fund that is “non-diversified” is not subject to the diversification requirements of the 1940 Act, which generally limit investments, as to 75% of a Fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities. A non-diversified Fund must, however, comply with certain tax diversification tests. To satisfy the tax diversification tests, at least 50% of the value of the Fund’s total assets at the end of each quarter of the Fund’s taxable year must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities lim-

ited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Fund controls, and that are determined to be engaged in the same business or similar or related businesses, or of one or more qualified publicly traded partnerships. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of a non-diversified Fund, the net asset value per share of the Fund can be expected to fluctuate more than that of a comparable diversified fund.

Dividend-Harvesting Strategy

A dividend-harvesting strategy is an income-producing strategy in which a particular security that is expected to pay a dividend in the near-term is purchased, the security is held until its dividend is paid, and then the security is sold in order to purchase another security about to pay a dividend.

Dual Trading Desks Risk

The Investment Advisor may execute portfolio transactions on behalf of clients from multiple trading desks, including a Houston-based trading desk (the “Houston Desk”) and a San Francisco-based trading desk (the “San Francisco Desk”). The Investment Advisor has established informational barriers and procedures that seek to prohibit the personnel of one location from communicating with or distributing any non-public information (including information regarding pending orders for a Fund) to the personnel of another location. Accordingly, the Investment Advisor may execute trades for a Fund from one trading desk that differ from, or conflict with, trades being executed on behalf of another client (including another Fund) from the other trading desk. Therefore, a Fund may receive less favorable execution than another client (including another Fund) on the same or similar orders executed by the other trading desk. See below under “Portfolio Transactions” for a more detailed discussion.

Duration

Duration is one of the fundamental tools used by Forward Management and/or a Fund’s sub-advisor in security selection for certain Funds. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of “three” means that a portfolio’s or security’s price would be expected to change by approximately 3% with a 1% change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A Fund’s duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every 1% change in interest rate, a Fund’s net asset value is expected to change inversely by approximately 1% for each year of duration. For example, a 1% increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years to decrease in value by approximately 5% (1% interest rate increase multiplied by the five-year duration).

Equity Securities

Certain Funds may invest in equity securities without regard to market capitalization. Equity securities consist of exchange-traded, over-the-counter and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests, and equity participations.

Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which a Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.

Exchange-Traded Funds (“ETFs”)

Certain Funds may invest in shares of ETFs. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange or New York Stock Exchange. ETFs are priced continuously and trade throughout the day. Each share represents an undivided ownership interest in the portfolio of stocks held by an ETF. ETFs acquire and hold either:

•	shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself;

•	shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index; or

•	shares of companies included in a basket of securities.

The value of shares of ETFs that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index or basket of securities, should, under normal circumstances, closely track the value of the underlying component stocks. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index or basket of securities does not, ETFs that track particular indices or baskets of securities typically will be unable to match the performance of the index or basket of securities exactly. A Fund’s investment in ETFs will be subject to the risks of investing in the ETFs’ underlying securities.

In connection with its investment in ETF shares, a Fund will incur various costs. A Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, a Fund is subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, Trustees’ fees, operating expenses, licensing fees, registration fees, and marketing expenses.

ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares and Standard & Poor’s Depositary Receipts (“SPDRs”). These ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, these ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of these ETFs’ underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell these ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of these ETF shares, including purchases made to reinvest dividends. Because these ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

Aggressive ETF Investment Technique Risk. These ETFs may use investment techniques and financial instruments that could be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements, and similar instruments. An ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ETF to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes an ETF to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying the ETF’s benchmark.

Inverse Correlation ETF Risk. ETFs benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ETF’s benchmark is increasing (gaining value), a result that is the opposite from traditional mutual funds.

Leveraged ETF Risk. Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ETFs employ leverage, many may use leveraged investment techniques for investment purposes. The ETFs that employ leverage will normally lose more money in adverse market environments than ETFs that do not employ leverage. Trading in leveraged ETFs can be relatively illiquid, which means that they may be hard to purchase or sell at a fair price.

Exchange-Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or the entire amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s annual fee.

ETFs and ETNs

ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index and will incur certain expenses not incurred by their applicable index. Certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF’s or ETN’s ability to track its index. Leveraged ETFs and ETNs are subject to the risk of a breakdown in the futures and options markets they use. Leveraged ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid. The market value of ETF or ETN shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its net asset value.

Foreign Currencies

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s net asset value as expressed in U.S. dollars should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which a Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Investments in foreign securities are normally denominated and traded in foreign currencies. The value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Foreign Currency Transactions

Certain Funds may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Certain Funds may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies, as well as to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships. Eventually some but not all forward contracts will be centrally-cleared and exchanged-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing would not make the contracts risk-free. A Fund will segregate or “earmark” assets determined to be liquid by Forward Management and/or the Fund’s sub-advisor, in accordance with procedures established by the Board of Trustees, to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Certain Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency may constitute only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See generally the discussion below on “Options on Securities, Securities Indices, Futures Contracts and Swap Indexes.”

Certain Funds may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be segregated or “earmarked.” Forward Management and/or a Fund’s sub-advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make.

While certain Fund portfolio managers are authorized to hedge against currency risk, they are not required to do so. Furthermore, certain Funds’ sub-advisors generally choose, in accordance with their investment philosophies, not to hedge currency exposure.

Forward Commitments

Certain Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated or “earmarked” on the Fund’s records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Futures Contracts and Options on Futures Contracts

A Fund may invest in interest rate, credit-linked, debt obligation, stock index and foreign currency futures contracts and options thereon for hedging and, for certain Funds, non-hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indices as well as financial instruments, including without limitation: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase and write call and put futures options. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities upon which the futures contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. As an alternative to purchasing call and put options on futures, a Fund may purchase call and put options on the underlying securities.

A Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Funds may also enter into over-the-counter options on futures contracts.

Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or where quoted prices are generally available in the over-the-counter market.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn taxable interest income on initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by segregating or “earmarking” liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to segregate or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forwards or futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of such contracts. Options on futures and forward contracts will be covered in the manner set forth under “Options on Securities, Securities Indices, Futures Contracts and Swap Indices.”

Because of the low margin deposits required for certain futures, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Fund’s ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. The prices of futures contracts may be volatile, and the trading of futures contracts is subject to the risk of exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments. Use of futures and options on futures for hedging may also involve risks because of imperfect correlations between movements in the prices of the futures or options on futures and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the ability of Forward Management and/or a Fund’s sub-advisor to predict correctly movements in the direction of the market, as to which no assurance can be given. A Fund’s use of futures and/or options on futures may leave the Fund in a worse position than if such strategies were not used.

A Fund’s investments in commodity futures contracts will be subject to additional costs and risks. In particular, the price of a commodity futures contract will reflect the storage cost of purchasing the underlying commodity and will subject a Fund to risks relating to reinvestment and economic and non-economic variables such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative instruments with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify for an exemption from the provisions of the Commodities Exchange Act under applicable rules of the Commodity Futures Trading Commission.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Income from certain hybrid instruments may not constitute qualifying income for purposes of Subchapter M. Accordingly, a Fund will monitor the income produced from such investments so that when such income is combined with the Fund’s other non-qualifying income, the Fund will not have more than 10% non-qualifying income.

Illiquid Securities

A Fund may invest in illiquid or restricted securities if Forward Management and/or the Fund’s sub-advisor believes that they present an attractive investment opportunity. A Fund may not invest more than 15% of its net assets in illiquid or restricted securities. Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when Forward Management and/or the Fund’s sub-advisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that Forward Management and/or a Fund’s sub-advisor has determined to be liquid under procedures approved by the Board of Trustees).

A Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Infrastructure Investments

Certain Funds may invest in the securities of infrastructure-related companies. (The Forward Global Infrastructure Fund invests, under normal conditions, at least 80% of its net assets in such companies). The Funds consider a company to be an infrastructure-related company if at least 50% of its assets, gross income or net profits are attributable to infrastructure operations. These companies include businesses involved in the ownership, operation or financing of the physical structures and networks used to provide essential services to society. Infrastructure-related companies may include, but are not necessarily limited to, those companies that are active in transportation services (including toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utilities (including electricity, electricity transmission, electricity generation, gas and water distribution, sewage treatment, broadcast and wireless towers, cable and satellite networks), social assets (including courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing), and those companies whose products and services are related to the infrastructure industry (such as manufacturers and distributors of building supplies and financial institutions that issue or service debt secured by infrastructure assets).

Infrastructure-related companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of eco-

nomic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. These companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies, and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end- users of a company’s products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company’s operations or an accident.

Initial Public Offering (“IPO”) Holding

IPO holding is the practice of participating in an IPO with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when a Fund requests to participate in an IPO, there is no guarantee that the Fund will receive an allotment of shares in an IPO sufficient to satisfy the Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

International Sanctions

From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Investment in Foreign and Developing Markets

A Fund may purchase securities of companies domiciled in any foreign country, developed or developing. Potential investors in these Funds should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the U.S., but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Furthermore, securities in which a Fund invests may be held in foreign banks and securities depositories, which may be recently organized and subject to limited or no regulatory oversight.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; (viii) currency fluctuations; and (ix) the contagious effect of market or economic setbacks in one country on another developing country.

A Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Investments in foreign securities and deposits with foreign banks or foreign branches of U.S. banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), government approval for the repatriation of investment income, capital, or the sale of securities, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political, diplomatic, and economic developments that could adversely affect a Fund’s investments. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security. The Funds will treat investments that are subject to repatriation restrictions of more than seven days as illiquid securities.

European Economic Risk. European financial markets have recently experienced volatility and have been adversely affected by concerns about rising government debt levels, credit rating downgrades, and possible default on or restructuring of government debt. These events have affected the value and exchange rate of the euro, which subjects a Fund’s investments tied economically to Europe or the euro to additional risks. Investing in euro-denominated (or other European currency-denominated) securities also entails the risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. The governments of several member countries of the European Union (EU) have experienced large public budget deficits, which have adversely affected the sovereign debt issued by those countries and may ultimately lead to declines in the value of the euro.

It is possible that EU member countries that have already adopted the euro could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets are impossible to predict, but are likely to be negative and may include, but are not limited to: (i) flight of capital from perceived weaker countries to stronger countries in the EU; (ii) default on the domestic debt of any exiting country; (iii) collapse of the domestic banking system of any exiting country; (iv) seizure of cash or assets in the effected countries; (v) imposition of capital controls that may discriminate in particular against foreigners’ asset holdings; and (vi) political or civil unrest. The exit of any country out of the EU would likely have an extremely destabilizing effect on all EU member countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency and there may be operational difficulties related to the settlement of trades of euro-denominated holdings.

Investing through Stock Connect. Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to the People’s Republic of China (“PRC”) securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to the Funds. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Investments in a Wholly-Owned Subsidiary (Forward Commodity Long/Short Strategy Fund and Forward Select Opportunity Fund)

The Forward Commodity Long/Short Strategy Fund may invest in its Subsidiary. Investments in a Subsidiary are expected to provide a Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service (“IRS”) private letter rulings, as discussed below under “Tax Considerations.” Each Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. Each Fund is currently the sole shareholder of its respective Subsidiary. A Subsidiary may invest without limitation in commodity index-linked securities (including leveraged and unleveraged structured notes) and other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodity markets. Although a Fund may invest in commodity-linked derivative instruments directly, the Fund may gain exposure to these derivative instruments indirectly by investing in its Subsidiary. Each Subsidiary also invests in fixed income securities, which are intended to serve as margin or collateral for the Subsidiary’s derivative positions. To the extent that a Fund invests in its Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Fund’s prospectus and this SAI.

The Forward Select Opportunity Fund may invest in its Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to restricted securities. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is currently the sole shareholder of the Subsidiary. Although the Fund may invest in restricted securities directly, the Fund may gain exposure to these securities indirectly by investing in the Subsidiary. To the extent that the Fund invests in the Subsidiary, it may be subject to the risks associated with restricted securities, which are discussed elsewhere in the Fund’s prospectus and this SAI.

Each Subsidiary is not an investment company registered under the 1940 Act and, unless otherwise noted in a Fund’s prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in each Fund’s prospectus and this SAI and could negatively affect the Fund and its shareholders.

Investments in Underlying Funds

The Allocation Funds invest substantially all or a significant portion of their assets in underlying Funds. Please see each Allocation Fund’s “Principal Investment Strategy” as set forth in the “Fund Summary” sections of the prospectuses for a description of the asset allocation strategies and general investment policies of each Fund. In some cases, the Allocation Funds may be the predominant or sole shareholders of a particular underlying Fund. As such, investment decisions made with respect to the Allocation Funds could, under certain circumstances, negatively impact the underlying Funds.

For instance, the Allocation Funds may purchase and redeem shares of an underlying Fund as part of a reallocation or rebalancing strategy, which may result in the underlying Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an underlying Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains.

Additionally, as the Allocation Funds may invest substantially all or a significant portion of their assets in underlying Funds, the underlying Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the underlying Funds’ investment flexibility.

Leverage

Certain Funds can buy securities with borrowed money (a form of leverage) or engage in certain transactions, such as derivatives, reverse repurchase agreements and dollar rolls, that may give rise to a form of leverage. Leverage exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet asset coverage or asset segregation requirements when it may not be advantageous to do so. If a Fund borrows money, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. To the extent a Fund borrows money, the Fund may incur interest costs that may or may not be recovered by appreciation of the securities purchased. To mitigate leverage risk with respect to transactions that may give rise to a form of leverage, a Fund will maintain segregated or “earmarked” liquid assets to cover its obligations.

Liquidity Management Practices

Certain Funds may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Fund to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. The percentage of net assets of which a Fund may enter into a Letter of Credit or Line of Credit arrangement are limited to the extent permitted by the 1940 Act and rules and interpretations thereunder.

In the case of a Letter of Credit arrangement, for a fee paid by the Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. In the case of a Line of Credit arrangement, the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral.

Loan Participations and Assignments

A Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Loans may be primary, direct investments or investments in loan assignments or participation interests. Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of loans from third parties. A loan assignment represents a portion or the entirety of a loan and a portion of the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”). In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfil its obligations may delay or adversely affect receipt of payment by the Fund. Further, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the agent and the other Loan Investors to pursue appropriate remedies against the borrower.

Loan investments may be made at par or at a discount or premium to par. The interest payable on a loan may be fixed or floating rate, and paid in cash or in-kind. In connection with transactions in loans, the Fund may be subject to facility or other fees. Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated. During the term of a loan, the value of any collateral securing the loan may decline in value, causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents, which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower. In the event of bankruptcy, applicable law may impact a lender’s ability to enforce its rights under such documents. Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan. In the event of insolvency of the borrower or other obligated party, the Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral or assets of the borrower. Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment. This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate. The base lending rate typically is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the investment adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment. The Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans. In certain circumstances, the Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower. Representatives of the Fund also may join creditor or similar committees relating to loans.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans, making them illiquid. As described below, a secondary market exists for many Senior Loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, or other illiquidity. Due to the lack of centralized information and trading, loan valuations may carry more risk. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a loan is sold in the market, the amount received by the Fund is less than the value that such loan is carried at on the Fund’s books.

In addition, loans may not be considered securities for all regulatory purposes and such investments may not have the protections of the federal securities as compared to other Fund investments.

From time to time the Advisor and/or its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.

Senior Loans

Senior Loans are loans that are senior in repayment priority to other debt of the borrower. Senior Loans generally pay interest that floats, adjusts or varies periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans are often secured by specific assets or “collateral,” although they may not be secured by collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “agent”) for a group of Loan Investors, generally referred to as a “syndicate.” The agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the Loan Investors. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.

Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value, causing the Loan to be under-collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Fund could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Fees. The Fund may receive a facility fee when it buys a Senior Loan, and pay a facility fee when it sells a Senior Loan. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.

Loan Administration. In a typical Senior Loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfil its obligations may delay or adversely affect receipt of payment by the Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the agent and the other Loan Investors to use appropriate remedies against the borrower. The agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The typical practice of an agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower. It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.

A financial institution’s appointment as agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons, similar risks may arise.

Additional Information. The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative. The Fund may from time to time participate in ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers. The Fund may incur legal fees as a result of such participation. In addition, such participation may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund also may expose the Fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Fund will participate in such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of a Senior Loan held by the Fund.

In some instances, other accounts managed by the Advisor may hold other securities issued by borrowers the Senior Loans of which may be held by the Fund. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Fund, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the Advisor may owe conflicting fiduciary duties to the Fund and other client accounts. The Advisor will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases, certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Advisor’s client accounts collectively held only a single category of the issuer’s securities.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

Junior Loans

Due to their lower place in the borrower’s capital structure and possible unsecured status, certain loans (“Junior Loans”) involve a higher degree of overall risk than Senior Loans (described above) of the same borrower. Junior Loans may be direct loans or purchased either in the form of an assignment or a loan participation. Junior Loans are subject to the same general risks inherent in any loan investment (see “Loans” above). Junior Loans include secured and unsecured subordinated loans, as well as second lien loans and subordinated bridge loans. A second lien loan is generally second in line in terms of repayment priority and may have a claim on the same collateral pool as the first lien, or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale.

Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding and may be converted into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower with an outstanding bridge loan may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. From time to time, a Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee.

Master Limited Partnerships (“MLPs”)

Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Money Market Instruments

Certain Funds may invest in the following instruments which are commonly referred to as “money market instruments”:

(i) Obligations (including certificates of deposit and bankers’ acceptances) maturing in 13 months or less of (a) banks organized under the laws of the U.S. or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term “certificates of deposit” includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. “Eurodollars” are dollars deposited in banks outside the U.S.; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

(ii) Commercial paper, variable amount demand master notes, bills, notes, and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, an denominated in U.S. dollars. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company or other non-bank entity must represent a credit of high quality, as determined by Forward Management and/or a Fund’s sub-advisor.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of Forward Management and/or the Fund’s sub-advisor to correctly forecast interest rates and other economic factors.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or “FNMA” or the Federal Home Loan Mortgage Corporation or “FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized mortgage obligations (“CMOs”) are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. Government Securities by a Fund, while other CMOs, even if collateralized by U.S. Government Securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests. Certain Funds will only invest in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by GNMA Certificates, FNMA or FHLMC or CMOs issued by FHLMC.

A real estate mortgage investment conduct (“REMIC”) must elect to be, and must qualify for treatment as such, under the Code. A REMIC must consist of one or more classes of “regular interests,” some of which may be adjustable rate, and a single class of “residual interests.” To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. Certain Funds do not intend to invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks.

Mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see “Reverse Repurchase Agreements and Dollar Roll Arrangements” below), CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. A Fund may invest in other asset-backed securities that have been offered to investors. Each Fund will treat IOs and POs as illiquid securities except where the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Additionally, the security will be treated as illiquid unless: (i) it is rated at least “BBB”/“Baa” or a comparable rating from another nationally recognized statistical ratings organization, (ii) at least two dealers make a market in the security, (iii) there are at least three sources from which a price for the security is readily available; and (iv) the security is U.S. government issued and backed by fixed-rate mortgages.

The yield characteristics of mortgage-related securities and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor’s ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

At times the value of mortgage or asset-backed securities may be particularly sensitive to changes in the general level of interest rates. Early repayment of principal on some mortgage or asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When the general level of interest rates rise, the value of a mortgage or asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage or asset-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages or assets will affect the price and volatility of a mortgage or asset-backed securities, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages or assets increase the effective maturity of these securities, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to other idiosyncratic circumstances.

Options on Securities, Securities Indices, Futures Contracts, Swap Agreements, and Swap Indices

Certain Funds may write covered put and call options and/or purchase put and call options on securities, securities indices, and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter, as well as options on swaps and swap indices for hedging and/or non-hedging purposes. An option on a security, futures contract or swap agreement is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, futures contract or swap agreement (in the case of a call option) or to sell a specified security, futures contract or swap agreement (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on an index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security or swap agreement against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities or swap agreements.

A Fund may write a call or put option only if the option is “covered.” A call option on a security, index, futures contract, swap agreement or swap index written by a Fund is “covered” if the Fund owns the underlying security, index, futures contract, swap agreement or swap index covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated or “earmarked” account by its custodian) upon conversion or exchange of other securities held in its portfolio, or otherwise segregates or “earmarks” liquid assets in an amount equal to the value of the underlying instrument on a daily, marked-to-market basis. A call option on a security, index, futures contract, swap agreement or swap index is also covered if a Fund holds a call on the same security, index, futures contract, swap agreement or swap index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by a Fund in cash or high-grade U.S. Government Securities in a segregated or “earmarked” account with its custodian. A put option on a security, index, futures contract, swap agreement or swap index written by a Fund is “covered” if the Fund maintains liquid assets with a value equal to the exercise price in a segregated or “earmarked” account with its custodian, or else holds a put on the same security, index, futures contract, swap agreement or swap index, and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security, index, futures contract, swap agreement or swap index. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

A Fund will receive a premium from writing a put or call option, which increases gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index, futures contract, swap agreement or swap index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index, futures contract, swap agreement or swap index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index, futures contract, swap agreement or swap index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index, futures contract, swap agreement or swap index, writing covered put options will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in value of the portfolio investments being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index, futures contract, swap agreement or swap index, and the changes in value of a Fund’s investment holdings being hedged.

A Fund may purchase call options on individual securities or futures or swap agreements to hedge against an increase in the price of securities or futures or swap agreements that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities or swap index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index, futures contract, swap agreement or swap index does not rise.

A Fund may purchase and write covered put and covered call options that are traded on U.S. or foreign securities exchanges or that are listed on the NASDAQ Stock Market. Currency options may be either listed on an exchange or traded over-the-counter. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. Over-the-counter options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with a Fund. Over-the-counter options differ from exchange-traded options in that over-the-counter options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, a Fund must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular over-the-counter options at any specific time. Certain Funds will limit the purchase and sale of options to those listed on a national securities exchange and issued by the Options Clearing Corporation.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Trust’s limitation on investments in securities that are not readily marketable, unless the over-the-counter option written by a Fund is sold to a dealer who agrees that the Fund may repurchase the option at a maximum price determined by a formula in the option agreement. The cover for that option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

There are several risks associated with transactions in options on securities, futures or swaps indices, and even a small investment in securities such as options can have a significant impact on a Fund’s exposure to stock market values, interest rates or the currency exchange rate. For example, there are significant differences between the securities, futures or swaps markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities, futures or swaps index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding. A Fund’s use of options may leave the Fund in a worse position than if it had not invested in options.

Participation Notes (“P-Notes”)

P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which a Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Preferred Stock

Certain Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. A Fund may purchase preferred stock of companies which have also issued other classes of preferred stock or debt obligations that may take priority as to payment of dividends over the preferred stock held by the Fund.

Private Investment Funds

Certain Funds may invest in private investment funds, also known as hedge funds, which will pursue alternative investment strategies. An investment in a private investment fund involves certain risks relating to, among other things, the nature of the investments and investment techniques to be employed by the private investment fund. Because of the speculative nature of the investments and trad-

ing strategies of private investment funds, there is a risk that a Fund may suffer a significant or complete loss of its invested capital in one or more private investment funds. Private investment funds may utilize a variety of special investment instruments and techniques to hedge the portfolios of the funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a fund’s investment objective. Certain of the special investment instruments and techniques that the fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions. Interests in a private investment fund are not generally registered under the 1933 Act and the transferability or withdrawal of such interests is substantially restricted.

Privately-Issued Stripped Securities

Certain Funds may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities. Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. government. Stripped securities may be more volatile than nonstripped securities.

Privatizations

Certain Funds may invest in privatizations. The Funds believe that foreign government programs of selling interests in government-owned or controlled enterprises (“privatizations”) may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Quantitative Strategy

A quantitative strategy means that investments are selected based upon a customized group of proprietary models designed by Forward Management and/or a Fund’s sub-advisor. A model attempts to enhance returns, within defined risk parameters, relative to a benchmark by analyzing relevant market related information. The success of certain Funds’ principal investment strategies depends on the skill of Forward Management and/or the Fund’s sub-advisor in designing and using its analytical model as a tool for selecting investments. A flaw in the design of an analytical models may result in a Fund having a lower return than if the Fund was managed using a fundamental or passive investment management strategy.

Real Estate Securities

Certain Funds may invest in the common and senior securities of real estate investment trusts (“REITs”) and other real estate companies, including preferred stock, convertible preferred stock, and corporate debt. (The Forward International Real Estate Fund invests primarily in non-U.S. securities of real estate and real estate-related companies). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute to shareholders annually 90% or more of its otherwise taxable income.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT invests primarily in the fee ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio and have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions; legislative or regulatory changes; over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT equity securities. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay their debt to the REIT when due. Equity REIT securities may be affected by changes in the value of the underlying property owned by the REIT and the ability of tenants to pay rent. In addition, REITs may not be diversified and are subject to heavy cash flow dependency and self liquidation. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income and failing to maintain exemption under the 1940 Act. Also, equity REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

In the event that an issuer of real estate-related securities suffers adverse changes in its financial condition, this could lower the credit quality of the securities it has issued, leading to greater volatility in the price of the securities and in the shares of a Fund. A change in the quality rating of a security can also affect its liquidity and make it more difficult for a Fund to sell. To the extent that an issuer has exposure to sub-prime investments, this may further affect the liquidity and valuation risk associated with the issuer.

A Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends received deduction, or, generally, for treatment as qualified dividend income.

ReFlow

A Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. Among other things, the procedures are designed to address potential conflict of interest issues, and the Board will receive quarterly reports regarding the Funds’ usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

Regulation S Securities

A Fund may invest in equity or fixed income securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC, including offerings outside the United States, pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Because Regulation S Securities are subject to legal or contractual restrictions on resale, these securities may be considered illiquid. Furthermore, as these securities are generally less liquid than registered securities traded on established secondary markets, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Regulatory and Market Developments

Recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and non-U.S. governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could diminish or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of a Fund’s portfolio holdings.

On behalf of certain of the Funds, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, these Funds are not subject to registration or regulation as a commodity pool under the CEA. The Investment Advisor is not deemed to be a “commodity pool operator” with respect to its service as investment advisor to these Funds. However, the CFTC has adopted certain rule amendments that significantly affect the exclusions available to Funds, limiting the amount of commodity interest investing in which a Fund intending to rely on the exclusion may engage. With regard to operation of certain of the Funds, the Investment Advisor has registered as a commodity pool operator and is subject to regulation by the CFTC. The following Funds are currently subject to CFTC regulation:

Forward Balanced Allocation Fund	Forward Growth & Income Allocation Fund
Forward Commodity Long/Short Strategy Fund	Forward Growth Allocation Fund
Forward Total MarketPlus Fund	Forward Frontier Strategy Fund
Forward Multi-Strategy Fund

If a Fund operates subject to CFTC regulation, it may incur additional expenses.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price which represents the Fund’s cost plus interest. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Fund. Repurchase agreements involve certain risks, including seller’s default on its obligation to repurchase or seller’s bankruptcy. The Funds will enter into such agreements only with commercial banks and registered broker-dealers, as well as other financial institutions which Forward Management and/or the Fund’s sub-advisor deems creditworthy under guidelines approved by the Board of Trustees. In these transactions, the securities issued by the Funds will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the respective Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds’ management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to a Fund in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by Forward Management and/or a Fund’s sub-advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

A Fund may enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, a Fund will maintain segregated or “earmarked” liquid assets to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Forward Management and/or the Fund’s sub-advisor. Such transactions may increase fluctuations in the market value of a Fund’s assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Rule 144A Securities

Certain Funds may purchase securities that are not registered under the 1933 Act, but that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information, and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Funds in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund.

Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Forward Management anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible restricted securities held by a Fund, however, could affect adversely the marketability of such Fund’s securities and, consequently, the Fund might be unable to dispose of such securities promptly or at favorable prices. Forward Management and/or a Fund’s sub-advisor will monitor the liquidity of such restricted securities under the supervision of the Board.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. Forward Management and/or a Fund’s sub-advisor will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, Forward Management and/or a Fund’s sub-advisor must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a “regular way” for the type of security at issue.

Securities Issued by Other Investment Companies

Certain Funds may invest in securities of other investment companies, including investment companies which may not be registered under the 1940 Act. Certain Funds may invest in affiliated and unaffiliated no-load, open-end money market funds and short-term bond funds for cash management purposes. By investing in another investment company, a Fund is exposed to the risks of the underlying investment company in which it invests in proportion to the amount of assets the Fund allocates to the underlying investment company. In addition, a Fund’s investment in other investment companies is limited by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A Fund’s investments in other investment companies may include investments in various ETFs, subject to the Fund’s investment objective, policies, and strategies as described in the prospectus. ETFs are discussed above in greater detail.

Generally, a Fund will not purchase securities of another investment company if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one such investment company. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Securities Lending

In order to generate additional income, certain Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage of the value of the Fund’s net assets under applicable laws and regulations, currently 33-1/3%. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government Securities or other liquid, high-grade debt securities, or by a letter of credit in favor of the Fund in a separate account maintained by the custodian at least equal at all times to 100%

of the market value of the securities loaned, plus accrued interest. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. A Fund may pay reasonable finders’ and custodial fees in connections with loans. In addition, a Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and a Fund will not lend its securities to any director, officer, employee, or affiliate of Forward Management, the Administrator or the Distributor, unless permitted by applicable law.

Short Sales

Certain Funds may make short sales of securities as part of its overall portfolio management strategies and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale “against the box,” as discussed below), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by Forward Management and/or the Fund’s sub-advisor in accordance with procedures established by the Board of Trustees.

A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Short Sales Against the Box

Certain Funds may enter into a short sale of a security such that, so long as the short position is open, the Fund will own an equal amount of preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as one “against the box,” will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although, prior to delivery, a Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. A Fund will deposit, in a segregated account with its custodian, convertible preferred stocks or convertible debt securities in connection with short sales against the box.

Sovereign Debt Securities

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which a Fund may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

Structured Notes

A Fund may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note will default or become bankrupt. A Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, a Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A Fund may invest in equity-linked structured notes (which would be linked to an equity index) to a significant extent. A highly liquid secondary market may not exist for the structured notes a Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Swap Agreements

A Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. The Funds may enter into swap agreements that are traded over-the-counter and swap agreements that are centrally-cleared and exchange-traded. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard over-the-counter swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,”i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into over-the-counter credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually the London Interbank Offered Rate (LIBOR), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. Swap agreements also entail the risk that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated or “earmarked” account consisting of assets determined to be liquid by Forward Management and/or the Fund’s sub-advisor in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Funds’ investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of Forward Management and/or the Fund’s sub-advisor to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Currently, some, but not all, interest rate swaps and credit default swaps are subject to central clearing. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty and the Fund’s counterparty on the swap agreement becomes the central counterparty. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain over-the-counter derivative contracts including interest rate swaps and credit default swaps. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing would not make the contracts risk-free. Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements and/or require a Fund to trade its swaps in its respective wholly-owned subsidiary. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In addition, a Fund’s use of swaps may reduce the Fund’s returns and increase volatility.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by FHLMC, FNMA, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the U.S. Treasury.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement were both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Variable and Floating Rate Securities

Variable and floating rate securities are instruments that have a coupon or interest rate that is adjusted periodically due to changes in a base or benchmark rate. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

A Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset fea-

ture, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

A Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. In particular, when interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

If a Fund invests in inverse floaters, it will generally treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Forward Management and/or a Fund’s sub-advisor subject to the supervision of the Board of Trustees or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Variable and floating rate notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by Forward Management and/or a Fund’s sub-advisor under guidelines approved by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, Forward Management and/or a Fund’s sub-advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Warrants

Certain Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

When-Issued Securities and Firm Commitment Agreements

Certain Funds may purchase securities on a delayed delivery or “when-issued” basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 15% of its net assets on a when-issued or firm commitment basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to a Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate or “earmark” cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund’s aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund’s portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund’s aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Zero-Coupon Securities

Certain Funds may invest in zero-coupon securities. A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. A Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Investment Advisor or Sub-Advisor determines which brokers are eligible to execute portfolio transactions for the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of the Investment Advisor or Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Advisor or Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable combination of price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors such as the firm’s ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Investment Advisor and/or the Sub-Advisors, and provide other services in addition to execution services. The Investment Advisor and Sub-Advisors are prohibited from considering a broker’s or dealer’s promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect a Fund’s portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the FINRA and the Forward Funds’ Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.

While it will be the Trust’s general policy to seek to obtain the most favorable combination of price and execution available, in selecting a broker to execute portfolio transactions for the Funds, the Investment Advisor or Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Investment Advisor or the Sub-Advisor. In negotiating commissions with a broker, the Investment Advisor or Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Investment Advisor or Sub-Advisor in carrying out its responsibilities to the Funds or its other clients. These services may include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Purchases of the Funds’ portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers that specialize in the types of securities that the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Most debt securities are purchased and sold on a principal basis with the issuer, the issuer’s underwriter, or with a primary market-maker acting as a principal, with no brokerage commission being paid by a Fund. However, purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by a Fund may also be appropriate for other clients served by the Fund’s Investment Advisor or Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Investment Advisor or Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Advisor’s or Sub-Advisor’s other clients in a manner deemed fair and reasonable by the Investment Advisor or Sub-Advisor. There is no specified formula for allocating such transactions. From time to time it may be in the best interest of a Fund (for example to reduce transactions costs or assure availability of securities) to either purchase or sell securities with other clients of the Fund’s Investment Advisor or Sub-Advisor. In the case of such “cross” transactions, the Investment Advisor or Sub-Advisor is required to follow procedures adopted by the Fund designed to ensure the transactions is fair to the Fund.

The Investment Advisor may execute portfolio transactions on behalf of clients from multiple trading desks. In general, all of the accounts managed by a single portfolio manager or investment team (such as a Fund) will be traded by a single trading desk. The various strategies investing in MLPs are typically executed by the Houston Desk, as are mutual fund and ETF trades performed on behalf of advisory clients. Trades in REITs and preferred stocks are typically executed by the San Francisco Desk. Both trading desks may execute trades in domestic and international equity markets, fixed income markets and multiple forward, futures and swap markets. As a result, while each Fund will be traded by a single trading desk, certain securities may be simultaneously and independently traded within different strategies by multiple trading desks. Therefore, the Investment Advisor has established informational barriers and procedures that seek to prohibit the personnel of one location from communicating with or distributing any non-public information (including information regarding pending orders for a Fund) to the personnel of another location. These informational barriers include the use of different trading systems on different virtualized server environments by each trading desk. As part of their oversight roles, only the Investment Advisor’s Chief Risk Officer, Chief Investment Officer, Deputy Chief Investment Officer and Chief Compliance Officer have access to both systems.

The trading desks are physically separated from each other and are located in two different cities – Houston and San Francisco. Furthermore, information regarding pending orders from one trading desk is not shared among or otherwise available to personnel from other trading desks. Consequently, the Investment Advisor may execute trades for a Fund from one trading desk that differ from, or conflict with, trades being executed on behalf of another client (including another Fund) from the other trading desk. For example, one trading desk may be attempting to buy a security for one or more clients while another trading desk is selling (or selling short) the same security for another client. Each trading desk seeks best execution on all orders, but clients serviced by one trading desk may receive or appear to receive more favorable outcomes. The Investment Advisor will not aggregate orders or seek opportunities for “cross transactions” between client accounts serviced by different trading desks. Each trading desk will aggregate and allocate orders only among those clients that it services and otherwise operate independently of the other trading desk.

The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Funds on an agency basis and may be paid brokerage commissions from the Funds for such services in accordance with rules adopted by the SEC. For fiscal years ended December 31, 2012, 2013, and 2014, the Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor, Sub-Advisor or Distributor, or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Fund in operation as of December 31, 2014 for the last three fiscal years.

Fund	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/12
Forward Balanced Allocation Fund	$0	$433	$385
Forward Commodity Long/Short Strategy Fund	$0	$0	$0
Forward Credit Analysis Long/Short Fund	$632	$570	$195
Forward Dynamic Income Fund(1)	$83,135	$16,891	N/A
Forward EM Corporate Debt Fund	$4,289	$2,837	$411
Forward Emerging Markets Fund	$48,659	$58,733	$183,808
Forward Frontier Strategy Fund	$67,241	$18,766	$18,336
Forward Global Infrastructure Fund	$501,123	$652,406	$315,876
Forward Growth & Income Allocation Fund	$0	$650	$556
Forward Growth Allocation Fund	$0	$700	$590
Forward High Yield Bond Fund	$0	$0	$0
Forward Income Builder Fund	$0	$0	$0
Forward International Dividend Fund	$1,021,383	$1,097,964	$445,430
Forward International Real Estate Fund	$1,073,326	$1,510,079	$923,753
Forward International Small Companies Fund	$310,589	$380,596	$624,468
Forward Investment Grade Fixed-Income Fund	$6,145	$1,761	$714
Forward Multi-Strategy Fund	$0	$0	$0

Fund	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/13	Fiscal Year Ended 12/31/12
Forward Real Estate Fund	$144,019	$102,235	$37,768
Forward Real Estate Long/Short Fund	$129,008	$170,440	$165,788
Forward Select Income Fund	$1,630,303	$1,792,616	$1,414,302
Forward Select Opportunity Fund(2)	$124,300	$35,468	N/A
Forward Tactical Growth Fund	$1,014,750	$1,452,120	$919,483
Forward Total MarketPlus Fund	$9,150	$103,759	$19,219

(1)	Since the Forward Dynamic Income Fund’s inception on July 31, 2013.
(2)	Since the Forward Select Opportunity Fund’s inception on July 31, 2013.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Other Purchase Information

For the Class A shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown in the prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds’ broker-dealer network. The dealer concession is the same for all dealers. The Distributor may from time to time allow broker-dealers selling shares of the Funds to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an “underwriter” under the 1933 Act.

For the period January 1, 2014 to December 31, 2014, Forward Securities, as the distributor for each Fund, received underwriter’s commissions, in gross of $124,710, of which it retained $0.

For the period January 1, 2013 – December 31, 2013, Forward Securities, as the distributor for each Fund, received underwriter’s commissions, in gross of $176,180, of which it retained $0.

Forward Securities became the Distributor for the Funds on April 15, 2012 and for the period April 15, 2012 to December 31, 2012, Forward Securities, as the Distributor for each Fund, received underwriter’s commissions, in gross of $189,524, of which it retained $0. Prior to April 15, 2012, ADI served as the Distributor for the Funds and for the period January 1, 2012 through April 15, 2012 received underwriter’s commissions in gross of $76,123, of which it retained $0.

The Investment Advisor, at its expense, may provide additional promotional incentives to financial intermediaries in connection with sales of the Funds. In some instances, such incentives may be made available only to financial intermediaries whose representatives have sold or are expected to sell significant amounts of such shares. Financial intermediaries may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Reduced Sales Charges for Class A Shares

Class A shares of the Funds may be purchased at a reduced sales charge as described below.

1.	Reach “Break Points”: Increase the initial Class A investment amount to reach a higher discount level, as described in the prospectus.

2.

Right of Accumulation: An investor’s purchase of additional Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares already owned to calculate the sales charge break point for the investor’s next purchase (“Right of Accumulation”). The applicable shares charge is based on the total of:

(i)

The higher of the investor’s initial purchase (less redemptions) or the net asset value (valued at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor, and (b) all Class A shares of any other of the Forward Funds which may be introduced and held by the investor; and

(ii)	The net asset value of all Class A shares owned by another shareholder eligible to combine their purchase with that of the investor into a single “purchase” (See “Combined Purchase Privilege” below).

3.

Sign a Letter of Intent: Investors may purchase Class A shares of a Fund at a reduced sales charge by means of a written Letter of Intent, which expresses the investor’s intention to invest a minimum of $25,000 of Class A shares of any Forward Fund within a period of 13 months. Upon the Fund’s receipt of the signed Letter of Intent, the shareholder will receive a discount equal to the dollar level specified in the Letter of Intent. If, however, the purchase level specified by the shareholder’s Letter of Intent has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

Each purchase of shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter of Intent. At the investor’s option, a Letter of Intent may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter of Intent. The dealer will be liable for the amount of any such adjustment. The 13-month period during which the Letter of Intent is in effect will then begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege (see below) may purchase shares under a single Letter of Intent. The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, the escrow will be involuntarily redeemed in an amount required to pay the additional sales charge, if necessary. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased.

Upon reaching the minimum investment amount indicated in your Letter of Intent, the Letter of Intent is satisfied. A second Letter of Intent must be signed to receive any additional reduction in sales charges not covered by a right of accumulation. During the period covered by the second Letter of Intent, upon completion of the total minimum investment specified under the Letter of Intent, an adjustment to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the second Letter of Intent will be made in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the dollar amount of the total purchases. The dealer will be liable for the amount of any such adjustment.

Investors making initial purchases who wish to enter into a Letter of Intent may complete the appropriate section of the application. Current shareholders may call the Funds at (800) 999-6809 to receive the appropriate form.

4.	Combined Purchase Privilege: Investors may combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(i)

An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(ii)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(iii)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(iv)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Transfer Agent with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Forward Funds accounts eligible for aggregation. The investor must identify and provide information to Forward Funds or the investor’s financial intermediary, as applicable, regarding shares of Forward Funds held in all of the investor’s accounts (e.g., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at Forward Funds or any other financial intermediary. Stated differently, the investor must identify to his or her registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.

Exchange Privileges

As discussed in the Funds’ prospectuses, before you decide to exchange shares, you should read the prospectus information about the Fund involved in your exchange. Exchanges generally are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. See “Telephone Redemptions and Exchanges” below for additional information about telephone exchanges. There are generally no fees for exchanges.

Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. In order to make an exchange into a new class of shares, the exchange must satisfy the minimum initial investment requirement for that class of shares. Once your exchange is received in good order, it cannot be revoked by you. This exchange privilege is available only in States where shares of the Fund being exchanged into may legally be sold.

The Trust reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. The Trust may terminate or change the terms of the exchange privilege at any time. In addition, Forward Funds may suspend a shareholder’s exchange privilege if, in the judgment of Forward Management, the shareholders exchange activity indicates frequent trading or market timing that may be harmful to a Fund or its shareholders. See “Policies Concerning Frequent Purchases and Redemptions” in the relevant prospectus.

If you exchange your Class A shares for Investor Class, Institutional Class or Advisor Class shares, the exchanged shares, because they are no longer Class A shares, cease to count for purposes of any Letters of Intent or Rights of Accumulation.

Shares of other classes of Funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of Funds offered without a sales load will be made without a sales load in shares of other Funds offered without a sales load; (b) shares of Funds purchased without a sales load may be exchanged for shares of other Funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of Funds purchased with a sales load may be exchanged without a sales load for shares of other Funds sold without a sales load; (d) shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through re-investment of dividends or distributions of any such Funds, may be exchanged without a sales load for shares of other Funds sold with an equivalent or lesser sales load than that previously paid; (e) where the sales load of the shares you exchange for is greater than the sales load you previously paid under the situations described in item (d) above, you pay the difference in sales load; (f) shares of Funds subject to a CDSC exchanged for shares of another Fund also subject to a CDSC will be subject to the higher applicable CDSC of the two Funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchased; and (g) shares of Funds subject to a CDSC exchanged for shares of another Fund not subject to a CDSC will be charged the CDSC. To accomplish an exchange under items (d) and (e) above, you or your financial intermediary must notify the Transfer Agent of your prior ownership of Fund shares and your account number. Financial intermediaries who purchase shares of other classes of Funds by exchange on behalf of their customers under the situations described in items (b), (e), and (f) above are not entitled to receive any applicable sales load or CDSC resulting from the exchange.

Please call (800) 999-6809 to obtain complete information and to answer any questions you may have about exchanging your shares. For Advisor Class shares, please contact your financial intermediary to obtain complete information and to answer any questions you may have about exchanging your shares.

Other Redemption Information

Telephone Redemptions and Exchanges

As discussed in the Funds’ prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. Telephone redemptions and exchanges are not available for Advisor Class shareholders. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the prospectus.

1.

Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a “Business Day”), but not later than 4:00 p.m., Eastern Time, will be processed at that day’s closing net asset value. If you choose to receive the proceeds from your redemption via wire transfer, there may be a $30.00 charge.

2.	Telephone redemptions and/or exchange instructions should be made by calling (800) 999-6809.

3.	The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the prospectus or herein.

4.

Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption must be mailed to the current address on the application or sent to the address stated on payment instructions on file. This address or payment instructions cannot reflect any change within the previous 30 days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record or sent to the address stated on payment instructions on file) that can be processed within a 30-day period. (d) For an individual investor, the maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

Matters Affecting Redemptions

Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in good order, except that the Trust may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders; or (d) to the extent otherwise permitted by applicable laws and regulations. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 days.

The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Trust intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, the shareholder may incur brokerage costs in converting the portfolio securities to cash.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500 in a Fund. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $500 before the redemption is processed. This policy will not be implemented where the Trust has previously waived the minimum investment requirements or where the account value is a result of a decline in the net asset value per share.

The holding period for Class C shares of a Fund acquired through an exchange will be calculated from the date that the initial purchase of Class C shares was made. The applicable CDSC amount will be based on the CDSC that applied to the Fund initially purchased and the holding period will be calculated from the date of such initial purchase.

The value of shares on redemption or repurchase may be more or less than the investor’s investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

DETERMINATION OF SHARE PRICE

The net asset value (“NAV”) and offering price of each of the Funds’ shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC.

The NAV per share for a Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued. The NAV of different classes of shares of the same Fund will differ due to differing class expenses. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. Orders received by Financial Intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time). It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Funds. Orders received by financial intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

The assets of each Allocation Fund consist primarily of Class Z shares or Institutional Class shares of other Forward Funds and Class I shares of the Salient Funds, which are valued at their respective NAVs.

SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Funds will not be issued to shareholders. The Transfer Agent will maintain for each shareholder an account in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Trust. For further details, including the right to appoint a successor custodian, see the Prototype Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts

Investors with earned income are eligible to purchase shares of the Funds under an individual retirement account (“IRA”) pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans (“SEP IRA”), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in IRS required disclosure statements, and the custodian will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

DIVIDENDS AND DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive the investor’s dividends and distributions upon all shares registered in the investor’s name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the shareholder in cash.

If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, the Funds reserve the right to invest the check in additional shares of the Funds at the then-current net asset value and to convert your account’s election to automatic reinvestment of all distributions, until the Funds’ Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to the applicable state government the value of the account as well as any dividends or distributions paid.

After a dividend or capital gains distribution is paid, the Fund’s share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

TAX CONSIDERATIONS

The following discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) and certain foreign persons (i.e., non-U.S. persons) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, partnerships, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company

Each of the Funds intends to qualify as a regulated investment company (“RIC”) under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures contracts, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets (including borrowings for investment purposes, if any) and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Fund control, and that are determined to be engaged in the same business or similar or related businesses, or of one or more qualified publicly traded partnerships.

As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least the sum of 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) and 90% of the Fund’s net tax-exempt interest income for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds generally intend to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it generally would (unless a cure provision applies) be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, or as qualifying dividends eligible for a reduced rate of tax as discussed below. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income (subject to the discussion of qualifying dividends below), whether received in cash or reinvested in Fund shares. The Funds’ distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) reported by the Funds as capital gain dividends are taxable to shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds’ shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds’ investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

For more information on the declaration and payment of dividends, please see “Dividends and Taxes” in the Funds’ prospectus.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.”

Exempt-Interest Dividends

The Forward Credit Analysis Long/Short Fund will be permitted to distribute any tax-exempt interest earned by the Fund to its shareholders as tax-exempt “exempt-interest dividends,” provided that at least 50% of the value of the Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Forward Credit Analysis Long/Short Fund may satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders, but there can be no assurance in this regard. Portions of the dividends paid by the Forward Credit Analysis Long/Short Fund may be includable in gross income for federal income tax purposes or, in the alternative, may be subject to federal alternative minimum taxes. Dividends paid by the Forward Credit Analysis Long/Short Fund may also be subject to state and local income taxes.

Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the Forward Credit Analysis Long/Short Fund is not deductible by the investor in proportion to the percentage of the Fund’s distributions from investment income that is exempt from federal income tax. State laws may also restrict the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of the Funds. In addition, any loss realized by a shareholder of the Forward Credit Analysis Long/Short Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.

Tax-exempt income will be included in determining the taxability of social security payments and railroad retirement benefits. Tax-exempt income received by a tax-deferred retirement account will generally be taxable when later distributed from that account. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income.

Shareholders who are “substantial users” (or persons related thereto) of facilities financed by governmental obligations should consult their advisers before investing in the Forward Credit Analysis Long/Short Fund.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Sale or Other Disposition of Shares

Upon the redemption or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; a gain will generally be taxed as long-term capital gain if the shareholder’s holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another Fund, prior to February 1st of the year following the initial acquisition of Fund shares and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding

The Funds generally will be required to withhold federal income tax, currently at a rate of 28% (“backup withholding”) from dividends, capital gain distributions and redemption proceeds paid to a shareholder if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate or foreign corporation (“foreign shareholder”), depends on whether the income from the applicable Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will generally be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. The foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends, and amounts retained by the applicable Fund that are designated as undistributed capital gains. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Additionally, with respect to a foreign shareholder that is treated as a corporation for U.S. Federal income tax purposes, such dividends and gains realized may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2014, the same rule applies to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2015 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a “qualified investment entity.”

Foreign non-corporate shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Funds with proper certification of their foreign status.

Effective July 1, 2014, the Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2017, redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the Funds to determine whether withholding is required.

Foreign shareholders may also be subject to U.S. Federal estate tax on the value of their shares. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Original Issue Discount

Certain debt securities acquired by a Fund in the secondary market may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount

Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

High Yield Securities

Investments in debt obligations that are at risk of or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, and Foreign Currency Forward Contracts; Straddle Rules

A Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund’s status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Dividends-Received Deduction

The Funds may use a dividend-harvesting strategy in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable holding period and other requirements are met, the dividend may qualify for the corporate “dividends-received deduction.” If so, the Fund’s distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from a dividend-harvesting strategy if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. A dividend-harvesting strategy is subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales

Under certain circumstances, a Fund may recognize a gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Currency Fluctuation – Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts, and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends, and gain from the sale of securities). If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are taxable as ordinary income.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Other Investment Companies

It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies. A Fund that is a fund-of-funds will not be able to offset gains realized by one underlying fund in which the Fund invest against losses realized by another underlying fund in which the Fund invests. Redemptions of shares in an underlying fund could also result in a gain and/or income to the Fund. A Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an underlying fund could also cause additional distributable gains to shareholders.

Commodity-Linked Instruments

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund derives at least 90% of its gross income from certain qualifying sources of income. The IRS issued a revenue ruling which concludes that income and gain from certain commodity-linked swaps and commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, a Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in a subsequent revenue ruling, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. A Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary.

A private letter ruling is binding upon the IRS only for the taxpayer that receives it, and by law cannot be used or cited as precedent. A Fund has not obtained a ruling from the IRS with respect to its investments or its structure. Based on the analysis in private letter rulings previously issued to other taxpayers, a Fund intends to treat its income from commodity index-linked notes and the Subsidiary as qualifying income without any such ruling from the IRS. In July 2011, the IRS suspended the issuance of the private letter rulings discussed above and is reviewing the conclusions of those rulings. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of a Fund’s investments in commodity-linked notes and the Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance, or Treasury regulations.

If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from a Fund’s investment in the Subsidiary does not constitute qualifying income, and if such positions were upheld, or if future legislation, court decisions, future IRS guidance, or Treasury regulations were to adversely affect the tax treatment of such investments, a Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategy. If a Fund did not qualify as a regulated investment company for any taxable year, a Fund’s taxable income would be subject to tax at a Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

A foreign corporation, such as a Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that each Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which each Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if a Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as a Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiaries will derive income subject to U.S. withholding taxes.

Each Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, each Fund must include in gross income for such purposes all of the respective Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the respective Fund. It is expected that all of the Subsidiaries’ income will be subpart F income. Each Fund’s tax basis in the respective Subsidiary will be increased as a result of the Fund’s recognition of the applicable Subsidiary’s subpart F income. Each Fund will not be taxed on distributions received from the respective Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If a Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.

Real Estate Investment Fund Investments

A Fund may invest in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”). Although the Investment Advisor and Sub-Advisors do not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs or TMPs, under applicable Treasury regulations and other guidance, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or an interest in a TMP (referred to in the Code as an “excess inclusion”) may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder directly held the REMIC residual interest or interest in the TMP. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Advisor and Sub-Advisors have not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS or TMPs and do not intend to do so in the future.

Short Sales

Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by the Fund by increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Personal Holding Company

Based upon the number of shareholders of a Fund, the Fund could be considered to be personal holding companies (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”) at 20%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters

Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code’s original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security’s maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Capital Losses: As of December 31, 2014 the following Funds had available for Federal income tax purposes unused capital losses as follows:

Pre-Enactment Capital Losses

Fund	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Forward EM Corporate Debt Fund	—	—	$51,786	—
Forward Global Infrastructure Fund	—	$3,342,497	$30,182,432	$24,061,967
Forward International Dividend Fund(a)	—	—	$2,145,728	—
Forward International Real Estate Fund	$319,827	$67,712,152	$60,639,639	$3,986,802
Forward International Small Companies Fund	—	$21,339,116	$179,253,577	—
Forward Investment Grade Fixed-Income Fund	—	$1,479,849	—	$7,106,398
Forward Real Estate Fund(a)	—	$1,123,334	—	—
Forward Real Estate Long/Short Fund	—	$53,630,252	$107,182,629	—

Capital loss carryovers used during the year ended December 31, 2014, were:

Fund	Amount
Forward Global Infrastructure Fund	$(6,539,710)
Forward International Small Companies Fund	$(14,826,839)
Forward Real Estate Fund	$(561,666)
Forward Real Estate Long/Short Fund	$(5,949,489)
Forward Total MarketPlus Fund	$(5,396,689)

(a)	Subject to limitations under §382 of the Code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Certain of the enacted provisions include:

Under the Act, net capital losses incurred by a Fund the taxable years after the effective enactment date, December 22, 2010, will not expire. However, such losses must be utilized prior to the losses incurred in the taxable year preceding enactment. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Capital losses arising in taxable years beginning after the enactment date that are carried forward will retain their character as either short-term or long-term losses rather than short-term as under previous law. Under the pre-enactment law, capital losses could be carried forward for eight taxable years, and carried forward as short-term capital losses, irrespective of the character of the original loss. The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts publicly offered RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Post-Enactment Capital Losses

Capital losses as of December 31, 2014 deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
Forward Balanced Allocation Fund	$652,224	$1,889,641
Forward Commodity Long/Short Strategy Fund	$301,290	$265,025
Forward Credit Analysis Long/Short Fund	$66,050,124	$28,265,020
Forward EM Corporate Debt Fund	$9,033,478	$8,579,156
Forward Emerging Markets Fund	$1,174,976	—
Forward Growth & Income Allocation Fund	$529,608	$4,141,711

Fund	Short-Term	Long-Term
Forward Growth Allocation Fund	$841,754	$5,360,795
Forward International Dividend Fund	$12,559,462	—
Forward International Real Estate Fund	$8,765,171	$5,647,229
Forward Investment Grade Fixed-Income Fund	$2,564	$4,332,992
Forward Multi-Strategy Fund	$791,378	$2,477,287

The Funds elect to defer to the period ending December 31, 2015, capital losses recognized during the period November 1, 2014 – December 31, 2014 in the amount of:

Fund	Amount
Forward Balanced Allocation Fund	$6,065
Forward Dynamic Income Fund	$110,953
Forward EM Corporate Debt Fund	$193,270
Forward Emerging Markets Fund	$32,712
Forward Frontier Strategy Fund	$5,480,666
Forward Global Infrastructure Fund	$425,532
Forward Growth & Income Allocation Fund	$22,114
Forward Growth Allocation Fund	$81,962
Forward High Yield Bond Fund	$153,423
Forward Income Builder Fund	$49,895
Forward International Dividend Fund	$2,218,788
Forward International Real Estate Fund	$843,830
Forward International Small Companies Fund	$591,346
Forward Investment Grade Fixed-Income Fund	$2,401,487
Forward Multi-Strategy Fund	$2,517
Forward Real Estate Long/Short Fund	$341,374
Forward Select Opportunity Fund	$59,152

The Funds elect to defer to the period ending December 31, 2014, late year ordinary losses recognized during the period November 1, 2014 – December 31, 2014 in the amount of:

Fund	Amount
Forward EM Corporate Debt Fund	$768,260
Forward Emerging Markets Fund	$38,131
Forward Global Infrastructure Fund	$145,778
Forward International Dividend Fund	$917,314
Forward International Small Companies Fund	$167,695
Forward Real Estate Long/Short Fund	$33,611
Forward Select Opportunity Fund	$1,536

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts, or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds

The Board of Trustees of the Trust may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as sales loads, account fees, or fund expenses), and a shareholder may receive an amount in liquidation less than their original investment.

GENERAL INFORMATION

Description of the Trust and Its Shares

The Trust consists of twenty-six portfolios described in separate prospectuses and this SAI. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Trust’s Certificate of Trust, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request from shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

Control Persons and Principal Holders of Securities

Forward Balanced Allocation Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Baylake Bank* 217 N 4th Ave Sturgeon Bay, WI 54235	Investor	6,524	8.21%

MG Trust Company Cust. FBO G. Hartzell and Son 401(k) 717 17th Street, Suite 1300 Denver, CO 80202	Investor	16,858	21.22%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	7,175	9.03%

The Darwin D and Carol A Sonnenberg Revocable Living Trust U/D/T/ 9-11 Revocable Living Tr U/D/T/ 9-11-96 1700 Woodlands Drive, Suite 100 Maumee OH 43537	Investor	5,737	7.22%

The Bank of Edwardsville* BankEdCo & Co. 330 West Vandalia Edwardsville, IL 62025	Investor	4,931	6.21%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	6,967	8.26%

Colorado State Bank & Trust Co FBO Shaila Catherine SEP IRA 1600 Broadway Denver, CO 80202	Institutional	9,829	11.66%

Colorado State Bank & Trust Co FBO Daniel T Emborg IRA R/O 1600 Broadway Denver, CO 80202	Institutional	8,492	10.07%

Colorado State Bank & Trust Co FBO James T G Tisdel IRA R/O 1600 Broadway Denver, CO 80202	Institutional	8,848	10.49%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Institutional	5,489	6.51%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	9,445	11.20%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class A	37,571	15.97%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	13,776	5.86%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	95,378	40.55%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class C	51,553	20.11%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	27,395	10.69%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	24,476	9.55%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	57,618	22.47%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Class C	19,009	7.41%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	169,616	25.88%

Forward Commodity Long/Short Strategy Fund

The following persons owned of record or beneficially, as of October 5, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	342,849	81.79%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Investor	35,844	8.55%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	23,008	5.49%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	87,831	59.07%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	32,750	22.02%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
BMO Harris Bank, N.A.* 111 W Monroe St Chicago, IL 60603	Institutional	11,121	7.48%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Institutional	8,948	6.02%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	36,237	30.31%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class C	30,951	25.89%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	22,929	19.18%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	18,765	15.70%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Advisor Class	427,726	95.23%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Class Z	134,091	100.00%

The following persons owned of record or beneficially, as of October 5, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	427,726	33.66%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	375,599	29.56%

Forward Credit Analysis Long/Short Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Investor	5,036,388	45.78%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Investor	1,735,956	15.78%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	1,165,806	10.60%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
UBS Financial Services, Inc.* 1000 Harbor Blvd, 5th Fl Weehawken, NJ 07086	Investor	955,757	8.69%

Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Institutional	387,941	8.23%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	327,020	6.94%

MSCS Financial Services, LLC* 717 17th Street, Suite 1300 Denver, CO 80202	Institutional	346,619	7.36%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	995,848	21.13%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Institutional	2,243,807	47.62%

Merrill Lynch, Pierce, Fenner & Smith* 4800 Deer Lake Dr E Fl 1 Jacksonville, FL 32246	Class A	115,616	20.84%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class A	211,908	38.20%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class A	36,175	6.52%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Class A	118,922	21.44%

Merrill Lynch, Pierce, Fenner & Smith* 4800 Deer Lake Dr E Fl 1 Jacksonville, FL 32246	Class C	384,302	34.37%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class C	144,753	12.95%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	109,582	9.80%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	135,847	12.15%

UBS Financial Services, Inc.* 1000 Harbor Blvd, 5th Fl Weehawken, NJ 07086	Class C	199,435	17.84%

Merrill Lynch, Pierce, Fenner & Smith* 4800 Deer Lake Dr E Fl 1 Jacksonville, FL 32246	Advisor	760,114	66.11%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	292,907	25.47%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Class
Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	5,424,329	29.26%

Forward Dynamic Income Fund

The following persons owned of record or beneficially, as of October 5, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Forward Management LLC 101 California St Fl 16 San Francisco CA 94111-6100	Investor	38,997	89.60%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	3,441	7.91%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	355,868	52.97%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	103,138	15.35%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	102,543	15.26%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Institutional	75,367	11.22%

Raymond James Financial Services* 880 Carillon Pkwy St Petersburg, FL 33716	Class A	75,484	37.74%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class A	48,057	24.03%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	39,753	19.88%

The following persons owned of record or beneficially, as of October 5, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	403,924	44.13%

Forward EM Corporate Debt Fund

The following persons owned of record or beneficially, as of December 1, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Advisor	167,833	99.46%

Parkland Securities, LLC* Attn: Stephanie Jones 300 Parkland Plz Ann Arbor, MI 48103	Class C	9,486	6.13%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	9,537	6.16%

Parkland Securities, LLC* Attn: Stephanie Jones 300 Parkland Plz Ann Arbor, MI 48103	Class C	18,322	11.84%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Class C	43,569	28.15%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	60,934	39.37%

U.S. Bank N.A. 1555 N Rivercenter Drive. Ste 302 Milwaukee, WI 53212	Institutional	280,161	7.18%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	389,712	9.99%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Institutional	560,976	14.38%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	615,081	15.77%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	1,666,002	42.71%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	1,314,855	6.38%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	18,182,169	88.17%

The following persons owned of record or beneficially, as of December 1, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	19,848,170	79.88%

Forward Emerging Markets Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Investor	82,631	22.95%

E*Trade Clearing, LLC* 501 Plaza Two 34 Exchange Pl Jersey City, NJ 07311	Investor	30,929	8.59%

Interactive Brokers LLC 1 Pickwick Plz Fl 2 Greenwich, CT 06830	Investor	19,550	5.43%

Lincoln Financial Advisors Corporation 1300 S Clinton St, Ste 150 PO Box 2239 Fort Wayne, IN 46801	Investor	35,911	9.97%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Investor	19,424	5.39%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	67,299	18.69%

Stifel Nicolaus & Company, Inc. One Financial Plaza 501 N Broadway Saint Louis, MO 63102	Investor	25,908	7.20%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	52,071	7.18%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	257,992	35.59%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
MSCS Financial Services, LLC* 717 17th Street, Suite 1300 Denver, CO 80202	Institutional	93,667	12.92%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Institutional	240,537	33.18%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Advisor	22,310	23.19%

Merrill Lynch, Pierce, Fenner & Smith* 4800 Deer Lake Dr E Fl 1 Jacksonville, FL 32246	Advisor	8,597	8.94%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Advisor	14,026	14.58%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	51,257	53.29%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
None

Forward Frontier Strategy Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Investor	222,534	16.66%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	526,588	39.43%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	85,177	6.38%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Investor	112,093	8.39%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Investor	242,047	18.12%

BMO Harris Bank, N.A.* 111 W Monroe St Chicago, IL 60603	Institutional	2,249,982	23.61%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	4,982,188	52.28%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Institutional	982,515	10.31%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Advisor	22,873	14.45%

MSCS Financial Services, LLC* 717 17th Street, Suite 1300 Denver, CO 80202	Advisor	14,058	8.88%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Advisor	8,619	5.45%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Advisor	110,861	70.05%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Class Z	226,139	100.00%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	5,204,721	46.27%

Forward Global Infrastructure Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Investor	507,809	69.76%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	146,312	20.10%

Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Institutional	65,986	11.33%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	97,358	16.72%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Institutional	141,031	24.22%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	64,555	11.09%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	155,431	26.70%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class A	96,148	13.95%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	96,741	14.03%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class A	141,650	20.54%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	247,479	35.89%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class B	3,696	9.85%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class B	8,064	21.50%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class B	2,245	5.99%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class B	11,647	31.06%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Class B	2,193	5.85%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	74,251	27.78%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	19,823	7.42%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	95,163	35.60%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Class C	15,714	5.88%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Advisor	10,974	58.27%

Colorado State Bank & Trust Co FBO Robert S Naka IRA 1600 Broadway Denver, CO 80202	Advisor	3,057	16.23%

Merrill Lynch, Pierce, Fenner & Smith* 4800 Deer Lake Dr E Fl 1 Jacksonville, FL 32246	Advisor	1,724	9.15%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Advisor	1,492	7.92%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	1,035	5.50%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	656,583	28.26%

Forward Growth & Income Allocation Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Baylake Bank* 217 N 4th Ave Sturgeon Bay, WI 54235	Investor	15,677	6.38%

MG Trust Company Cust. FBO G. Hartzell And Son 401(K) 717 17th Street, Suite 1300 Denver, CO 80202-3304	Investor	19,921	8.10%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	17,871	7.27%

The Bank of Edwardsville* Bankedco & Co. 330 West Vandalia Edwardsville, IL 62025	Investor	23,630	9.61%

Colorado State Bank & Trust Co FBO Glenn D Smith SEP IRA 1600 Broadway Denver, CO 80202	Institutional	12,999	5.12%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Colorado State Bank & Trust Co FBO Alicia M Guagliardo IRA R/O 1600 Broadway Denver, CO 80202	Institutional	13,284	5.23%

Colorado State Bank & Trust Co FBO Herbert Hazen IRA POA Diane Hazen 1600 Broadway Denver, CO 80202	Institutional	27,748	10.93%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Institutional	18,988	7.48%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	51,768	20.40%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class A	61,556	12.23%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	212,576	42.24%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class C	72,395	14.37%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	49,435	9.81%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	181,848	36.10%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	447,156	29.68%

Forward Growth Allocation

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Baylake Bank* 217 N 4th Ave Sturgeon Bay, WI 54235	Investor	50,772	27.73%

Colorado State Bank & Trust Co FBO Larry M Rowland SEP IRA 1600 Broadway Denver, CO 80202	Investor	21,681	11.84%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
The Bank of Edwardsville* Bankedco & Co. 330 West Vandalia Edwardsville, IL 62025	Investor	11,802	6.44%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Institutional	519,638	67.51%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class A	46,848	9.18%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	42,507	8.33%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	239,728	46.97%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	87,771	17.51%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	201,149	40.12%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	519,638	26.45%

Forward High Yield Bond Fund

The following persons owned of record or beneficially, as of December 1, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Parkland Securities, LLC* Attn: Stephanie Jones 300 Parkland Plz Ann Arbor, MI 48103	Class C	4,973	5.73%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	5,761	6.63%

Raymond James Financial Services* 880 Carillon Pkwy St Petersburg, FL 33716	Class C	10,912	12.56%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	14,924	17.18%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	19,892	22.90%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Class C	26,681	30.72%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Class Z	366,434	100.00%

TD Ameritrade, Inc* 200 S. 108th Avenue Omaha, NE 68154	Institutional	140,084	5.77%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	146,117	6.02%

BMO Harris Bank, N.A.* 111 W Monroe St Chicago, IL 60603	Institutional	494,004	20.34%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	757,746	31.20%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	789,090	32.49%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	926,325	12.97%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	5,684,256	79.59%

The following persons owned of record or beneficially, as of December 1, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	6,461,894	64.47%

Forward Income Builder Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Investor	13,642	8.62%

MSCS Financial Services, LLC* 717 17th Street, Suite 1300 Denver, CO 80202	Investor	16,762	10.58%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	81,627	51.55%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	15,412	9.73%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	63,054	22.06%

Colorado State Bank & Trust Co FBO Donald W Joyner IRA 1600 Broadway Denver, CO 80202	Institutional	14,327	5.01%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Institutional	16,417	5.74%

Mildred J Giganti TOD Multiple Beneficiaries 108 West New Haven Ave Melbourne, FL 32901	Institutional	23,831	8.34%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	57,440	20.09%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	14,747	5.16%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Institutional	19,082	6.68%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	41,539	32.53%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class A	8,588	6.72%

Parkland Securities, LLC* Attn: Stephanie Jones 300 Parkland Plz Ann Arbor, MI 48103	Class A	18,186	14.24%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	24,504	19.19%

Stanley Chudy Exemption Trust Under S Chudy & C L Chudy Living Trust Carol Lee Chudy TR U/A 08/04/2000 21021 Ventura Blvd, Suite 400 Woodland Hills Ca 91364	Class A	18,464	14.46%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	38,654	7.61%

MSCS Financial Services, LLC* 717 17th Street, Suite 1300 Denver, CO 80202	Class C	25,644	5.05%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	63,007	12.41%

Peoples Bank SB* 9204 Columbia Ave Munster, ID 46321	Class C	40,581	7.99%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	259,593	51.11%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	314,256	29.10%

Forward International Dividend Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Investor	8,570,920	62.97%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	733,210	5.39%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	2,759,268	20.27%

Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Institutional	1,101,600	7.86%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	1,763,610	12.59%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	3,063,602	21.87%

MSCS Financial Services, LLC* 717 17th Street, Suite 1300 Denver, CO 80202	Institutional	3,378,150	24.12%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	2,135,929	15.25%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	1,254,285	8.95%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	60,106	10.38%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class A	179,794	31.06%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	142,996	24.70%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Class A	142,917	24.69%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	192,757	15.27%

Merrill Lynch, Pierce, Fenner & Smith* 4800 Deer Lake Dr E Fl 1 Jacksonville, FL 32246	Class C	87,456	6.93%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class C	604,751	47.90%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	272,585	21.59%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Advisor	9,725,367	92.84%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	10,514,784	26.33%

Forward International Real Estate Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Investor	765,861	66.71%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	252,377	21.98%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Investor	64,095	5.58%

Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Institutional	98,355	6.43%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	115,737	7.56%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	137,857	9.01%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	913,277	59.67%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	182,907	11.95%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class A	113,615	8.86%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	120,409	9.39%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class A	127,548	9.95%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	527,253	41.14%

Raymond James Financial Services* 880 Carillon Pkwy St Petersburg, FL 33716	Class A	105,790	8.25%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	130,707	16.72%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class C	49,628	6.35%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	83,333	10.66%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	213,184	27.28%

Raymond James Financial Services* 880 Carillon Pkwy St Petersburg, FL 33716	Class C	48,711	6.23%

Merrill Lynch, Pierce, Fenner & Smith* 4800 Deer Lake Dr E Fl 1 Jacksonville, FL 32246	Advisor	48,339	15.43%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Advisor	188,026	60.04%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	58,850	18.79%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
None

Forward International Small Companies Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Investor	409,307	21.71%

E*Trade Clearing, LLC* 501 Plaza Two 34 Exchange Pl Jersey City, NJ 07311	Investor	313,678	16.63%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Investor	96,295	5.11%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	265,278	14.07%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	534,555	28.35%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	1,729,101	21.23%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	3,536,321	43.41%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	1,217,794	14.95%

Wells Fargo Bank, N.A. 510 Marquette Ave S Fl 4 PO Box 1533 Minneapolis, MN 55480	Institutional	1,312,540	16.11%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Advisor	10,992	6.41%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	155,831	90.87%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	3,801,599	37.26%

Forward Investment Grade Fixed-Income Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	54,870	52.24%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	28,128	26.78%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Investor	7,739	7.37%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	26,108	26.16%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	10,666	10.69%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	13,971	14.00%

Reliance Trust Company* 1100 Abernathy Rd Ste 400 PO Box 48529 Atlanta, GA 30362	Institutional	7,484	7.50%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Institutional	18,345	18.38%

William A Michael IV TTEE Shoko T Michael TTEE The Michael Family Trust Dtd 11/8/2000 987 University Ave, Suite 8 Los Gatos, CA 95032	Institutional	5,238	5.25%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Class Z	915,021	100.00%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	915,021	81.71%

Forward Multi-Strategy Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
E*Trade Clearing, LLC* 501 Plaza Two 34 Exchange Pl Jersey City, NJ 07311	Investor	5,650	8.77%

MG Trust Company Cust. FBO G. Hartzell And Son 401(K) 717 17th Street, Suite 1300 Denver, CO 80202-3304	Investor	10,838	16.82%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	21,174	32.86%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
The Bank of Edwardsville* Bankedco & Co. 330 West Vandalia Edwardsville, IL 62025	Investor	16,076	24.95%

E*Trade Clearing, LLC* 501 Plaza Two 34 Exchange Pl Jersey City, NJ 07311	Institutional	33,451	5.45%

Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	Institutional	509,668	82.98%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class A	33,070	16.57%

Colorado State Bank & Trust Co FBO Eric Shelton Simple IRA 1600 Broadway Denver, CO 80202	Class A	11,158	5.59%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	13,337	6.68%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	65,833	32.98%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class C	8,672	6.57%

Colorado State Bank & Trust Co FBO Mark M Stevenson Simple IRA 1600 Broadway Denver, CO 80202	Class C	9,382	7.11%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	17,906	13.57%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	43,858	33.23%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Class C	9,148	6.93%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Sutton Place Associates, LLC 1 Embarcadero Ctr, Ste 1350 San Francisco, CA 94111-3700	509,668	50.45%

Forward Real Estate Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Investor	541,887	21.56%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Investor	1,176,917	46.82%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	238,077	9.47%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	356,854	14.20%

Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Institutional	73,563	20.50%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	95,697	26.67%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	50,243	14.00%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	90,655	25.26%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	78,903	20.75%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class A	34,599	9.10%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	77,669	20.42%

Frontier Trust Company* PO Box 10577 Fargo, ND 58106	Class C	12,642	6.14%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	13,410	6.51%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	85,741	41.64%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	26,975	13.10%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	1,202,752	34.77%

Forward Real Estate Fund Long/Short Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Investor	16,290	25.58%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	21,075	33.10%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	6,054	9.51%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Investor	17,438	27.39%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	160,271	40.98%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	52,806	13.50%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	160,843	41.13%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	84,792	8.20%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class A	57,588	5.57%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class A	127,606	12.34%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	245,554	23.74%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class B	1,875	7.93%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Colorado State Bank & Trust Co FBO Jo Ann Kroeger IRA 1600 Broadway Denver, CO 80202	Class B	1,889	7.98%

Community National Bank Cust FBO Wayne R Haggstrom IRA PO Box 225 Seneca, KS 66538-0225	Class B	2,639	11.15%

Joseph Byce & Barbara Byce JTWROS 1210 East 1550 North North Logan, UT 84341	Class B	1,332	5.63%

Merrill Lynch, Pierce, Fenner & Smith* 4800 Deer Lake Dr E Fl 1 Jacksonville, FL 32246	Class B	1,427	6.03%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class B	4,009	16.95%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	90,044	16.63%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	39,784	7.35%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	116,313	21.49%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Advisor	11,384	30.61%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	23,518	63.24%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	534,572	25.56%

Forward Select Income Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Assetmark Trust Company* 3200 N Central Ave Fl 6 Phoenix, AZ 85012	Investor	3,235,088	52.86%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	1,411,275	23.06%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	935,810	15.29%

BMO Harris Bank, N.A.* 111 W Monroe St Chicago, IL 60603	Institutional	1,616,780	6.67%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	9,641,962	39.76%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Institutional	1,789,717	7.38%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	4,884,056	20.14%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	3,179,058	13.11%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Institutional	1,298,018	5.35%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class A	5,321,671	19.33%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	2,001,759	7.27%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class A	6,066,879	22.04%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	6,001,593	21.80%

TD Ameritrade, Inc* P.O. Box 2226 Omaha, NE 68103-2226	Class A	2,481,237	9.01%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class B	13,809	5.69%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class B	54,413	22.41%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class B	101,358	41.74%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	1,240,545	11.59%

MSCS Financial Services, LLC* 717 17th Street, Suite 1300 Denver, CO 80202	Class C	535,820	5.01%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	1,363,030	12.74%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	4,197,309	39.22%

Merrill Lynch, Pierce, Fenner & Smith* 4800 Deer Lake Dr E Fl 1 Jacksonville, FL 32246	Advisor	108,818	5.77%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Advisor	123,605	6.55%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Advisor	861,088	45.65%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	691,243	36.65%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
None

Forward Select Opportunity Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Forward Management LLC 101 California St Fl 16 San Francisco, CA 94111-6100	Investor	8,530	21.22%

Community National Bank FBO Thomas Gruendel IRA 6600 Rockledge Dr Fl 6 Bethesda, MD 20817	Investor	4,218	10.49%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	5,265	13.10%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	22,186	55.19%

Benefit Trust Company* 5901 College Blvd Ste 100 Leawood, KS 66211	Institutional	14,892	6.46%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Institutional	158,495	68.73%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	18,066	7.83%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	13,150	5.70%

Vanguard Marketing Corporation* 100 Vanguard Blvd Malvern, PA 19355	Institutional	15,521	6.73%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Class A	87,101	14.84%

Community National Bank Cust FBO William Sharpe IRA PO Box 225 Seneca, KS 66538-0225	Class A	36,909	6.29%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class A	47,119	8.03%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	284,597	48.49%

LPL Financial Services* 9785 Towne Center Drive San Diego, CA 92121-1968	Class C	6,455	13.37%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	38,661	80.09%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	358,594	39.58%

Forward Tactical Growth Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	4,014,828	83.13%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	392,620	8.13%

Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	327,947	19.13%

MSCS Financial Services, LLC* 717 17th Street, Suite 1300 Denver, CO 80202	Institutional	103,706	6.05%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	467,123	27.25%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Institutional	369,935	21.58%

UBS Financial Services, Inc.* 1000 Harbor Blvd, 5th Fl Weehawken, NJ 07086	Institutional	103,762	6.05%

Wells Fargo Bank, N.A.* 510 Marquette Ave S Fl 4 PO Box 1533 Minneapolis, MN 55480	Institutional	204,277	11.92%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class A	260,434	11.34%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class A	123,997	5.40%

UBS Financial Services, Inc.* 1000 Harbor Blvd, 5th Fl Weehawken, NJ 07086	Class A	1,540,005	67.06%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Class C	1,953,423	62.79%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Class C	193,887	6.23%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Class C	259,597	8.34%

UBS Financial Services, Inc.* 1000 Harbor Blvd, 5th Fl Weehawken, NJ 07086	Class C	159,441	5.13%

Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	Advisor	8,868,563	50.05%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	Advisor	8,167,848	46.10%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Morgan Stanley* Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	11,094,376	37.39%

Wells Fargo Advisors, LLC* Mailcode: H0006-09V 1 N Jefferson Ave Saint Louis, MO 63103	8,424,936	28.40%

Forward Total MarketPlus Fund

The following persons owned of record or beneficially, as of March 31, 2015, 5% or greater of any class of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
BB&T Securities, LLC* Attn: Finance/Accounting 8006 Discovery Dr Ste 403 Richmond, VA 23229	Investor	3,189	6.15%

E*Trade Clearing, LLC* 501 Plaza Two 34 Exchange Pl Jersey City, NJ 07311	Investor	16,336	31.52%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Investor	10,832	20.90%

Pershing LLC* One Pershing Plaza Jersey City, NJ 07399-0002	Investor	11,599	22.38%

BMO Harris Bank, N.A.* 111 W Monroe St Chicago, IL 60603	Institutional	95,156	26.73%

Name and Address of Shareholder	Class Owned	Shares Beneficially Owned	Percent of Class
Charles Schwab & Co., Inc.* 101 Montgomery Street San Francisco, CA 94101	Institutional	149,051	41.87%

National Financial Services, LLC* 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	Institutional	27,776	7.80%

Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	Class Z	227,331	100.00%

The following persons owned of record or beneficially, as of March 31, 2015, 25% or greater of the Fund’s outstanding equity securities:

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund
Gerlach & Co., LLC* 3800 Citigroup Center Suite B3-14 Tampa, FL 33610	227,331	35.79%

*	Shares are believed to be held only as nominee.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund. As a result, those persons would have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of such Fund.

Except as noted below, as of March 31, 2015 the Officers and Trustees owned less than 1% of any class of any of the outstanding shares of the Funds.

Name of Fund	Class Owned	Percent of Class
Forward Emerging Markets Fund	Institutional Class	2.12%
Forward Global Infrastructure Fund	Advisor Class	16.19%

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Funds’ prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data, and any other significant data, including financial statements audited by the independent registered public accountants.

Custodian

Citibank, N.A. (“Citibank”) is the Trust’s custodian. Its principal business address is 388 Greenwich Street, New York, New York 10013. Citibank is responsible for the custody of each Fund’s assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. Citibank takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

Legal Counsel

Legal matters for the Trust are handled by K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Funds. Its principal business address is 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215. KPMG LLP will perform an annual audit of the Funds’ financial statements. Reports of its activities are provided to the Funds’ Board of Trustees.

FINANCIAL STATEMENTS

The unaudited financial statements of the Funds for the six-month period ended June 30, 2015 appearing in the semi-annual reports to shareholders are incorporated herein by reference to the Funds’ semi-annual reports as filed with the SEC on September 4, 2015 (Accession No. 0001193125-15-312690).

You may obtain a prospectus, annual report or semi-annual report at no charge by contacting the Trust at Forward Funds, P.O. Box 1345, Denver, CO 80201, or by calling (800) 999-6809.